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                                                                 EXHIBIT 10.12











                                  $100,000,000

                                CREDIT AGREEMENT

                                   DATED AS OF

                                NOVEMBER 1, 1999

                                      AMONG


                              IRT PROPERTY COMPANY

                             THE BANKS LISTED HEREIN

                                       AND

                              WACHOVIA BANK, N.A.,
                             AS ADMINISTRATIVE AGENT

                           FIRST UNION NATIONAL BANK,
                              AS SYNDICATION AGENT

                                       AND

                     WACHOVIA SECURITIES, INC., AS ARRANGER



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                                                 TABLE OF CONTENTS

                                                 CREDIT AGREEMENT

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
                  ARTICLE I. DEFINITIONS..........................................................................1


   SECTION 1.01.         DEFINITIONS..............................................................................1
   SECTION 1.02.         ACCOUNTING TERMS AND DETERMINATIONS.....................................................18
   SECTION 1.03.         REFERENCES..............................................................................19
   SECTION 1.04.         USE OF DEFINED TERMS....................................................................19
   SECTION 1.05.         TERMINOLOGY.............................................................................19

                  ARTICLE II. THE CREDITS........................................................................19

   SECTION 2.01.         COMMITMENTS TO LEND SYNDICATED LOANS....................................................19
   SECTION 2.02.         METHOD OF BORROWING SYNDICATED LOANS....................................................20
   SECTION 2.03.         MONEY MARKET LOANS......................................................................22
   SECTION 2.04.         CONTINUATION AND CONVERSION ELECTIONS...................................................25
   SECTION 2.05.         NOTES...................................................................................26
   SECTION 2.06.         MATURITY OF LOANS.......................................................................26
   SECTION 2.07.         INTEREST RATES..........................................................................27
   SECTION 2.08.         FEES....................................................................................30
   SECTION 2.09.         OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS........................................30
   SECTION 2.10.         MANDATORY REDUCTION AND TERMINATION OF COMMITMENTS......................................30
   SECTION 2.11.         OPTIONAL PREPAYMENTS....................................................................31
   SECTION 2.12.         MANDATORY PREPAYMENTS...................................................................31
   SECTION 2.13.         GENERAL PROVISIONS AS TO PAYMENTS.......................................................31
   SECTION 2.14.         COMPUTATION OF INTEREST AND FEES........................................................33

                  ARTICLE III. CONDITIONS TO BORROWINGS..........................................................33

   SECTION 3.01.         CONDITIONS TO FIRST BORROWING...........................................................33
   SECTION 3.02.         CONDITIONS TO ALL BORROWINGS............................................................35

                  ARTICLE IV. REPRESENTATIONS AND WARRANTIES.....................................................36

   SECTION 4.01.         CORPORATE EXISTENCE AND POWER...........................................................36
   SECTION 4.02.         CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION..............................36
   SECTION 4.03.         BINDING EFFECT..........................................................................36
   SECTION 4.04.         FINANCIAL INFORMATION...................................................................37
   SECTION 4.05.         NO LITIGATION...........................................................................37
   SECTION 4.06.         COMPLIANCE WITH ERISA...................................................................37
   SECTION 4.07.         COMPLIANCE WITH LAWS; PAYMENT OF TAXES..................................................37
   SECTION 4.08.         SUBSIDIARIES............................................................................38
   SECTION 4.09.         INVESTMENT COMPANY ACT..................................................................38
   SECTION 4.10.         PUBLIC UTILITY HOLDING COMPANY ACT......................................................38
   SECTION 4.11.         OWNERSHIP OF PROPERTY; LIENS............................................................38
   SECTION 4.12.         NO DEFAULT..............................................................................38
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
   SECTION 4.13.         FULL DISCLOSURE.........................................................................38
   SECTION 4.14.         ENVIRONMENTAL MATTERS...................................................................39
   SECTION 4.15.         CAPITAL STOCK...........................................................................39
   SECTION 4.16.         MARGIN STOCK............................................................................39
   SECTION 4.17.         INSOLVENCY..............................................................................40
   SECTION 4.18.         INSURANCE...............................................................................40
   SECTION 4.19.         Y2K PLAN................................................................................40
   SECTION 4.20.         REAL ESTATE INVESTMENT TRUST............................................................40

                  ARTICLE V. COVENANTS...........................................................................41

   SECTION 5.01.         INFORMATION.............................................................................41
   SECTION 5.02.         INSPECTION OF PROPERTY, BOOKS AND RECORDS...............................................43
   SECTION 5.03.         MAINTENANCE OF EXISTENCE................................................................43
   SECTION 5.04.         DISSOLUTION.............................................................................43
   SECTION 5.05.         CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.............................................43
   SECTION 5.06.         USE OF PROCEEDS.........................................................................44
   SECTION 5.07.         COMPLIANCE WITH LAWS; PAYMENT OF TAXES..................................................44
   SECTION 5.08.         INSURANCE...............................................................................45
   SECTION 5.09.         CHANGE IN FISCAL YEAR...................................................................45
   SECTION 5.10.         MAINTENANCE OF PROPERTY.................................................................45
   SECTION 5.11.         ENVIRONMENTAL NOTICES...................................................................45
   SECTION 5.12.         ENVIRONMENTAL MATTERS...................................................................45
   SECTION 5.13.         ENVIRONMENTAL RELEASE...................................................................45
   SECTION 5.14.         TRANSACTIONS WITH AFFILIATES............................................................45
   SECTION 5.15.         RESTRICTED PAYMENTS.....................................................................46
   SECTION 5.16.         INVESTMENTS.............................................................................46
   SECTION 5.17.         LIENS...................................................................................46
   SECTION 5.18.         RESTRICTIONS ON ABILITY OF SUBSIDIARIES TO PAY DIVIDENDS................................47
   SECTION 5.19.         ADDITIONAL DEBT.........................................................................47
   SECTION 5.20.         RATIO OF CONSOLIDATED TOTAL LIABILITIES TO CONSOLIDATED TOTAL ASSET VALUE...............48
   SECTION 5.21.         RATIO OF CONSOLIDATED TOTAL SECURED DEBT TO CONSOLIDATED TOTAL ASSET VALUE..............48
   SECTION 5.22.         RATIO OF CONSOLIDATED EBITDA TO CONSOLIDATED INTEREST EXPENSE...........................48
   SECTION 5.23.         RATIO OF CONSOLIDATED UNENCUMBERED REAL ESTATE ASSETS TO CONSOLIDATED UNSECURED
                         SENIOR DEBT.............................................................................48
   SECTION 5.24.         RATIO OF CONSOLIDATED UNENCUMBERED NET OPERATING INCOME TO CONSOLIDATED
                         UNSECURED INTEREST EXPENSE..............................................................48
   SECTION 5.25.         RATIO OF CONSOLIDATED EBITDA TO CONSOLIDATED FIXED CHARGES..............................48
   SECTION 5.26.         Y2K COMPLIANCE..........................................................................48
   SECTION 5.27.         SIGNIFICANT SUBSIDIARIES TO BE GUARANTORS; ELECTION TO BECOME GUARANTOR.................49
   SECTION 5.28.         TOP LEVEL REORGANIZATION................................................................49

                  ARTICLE VI. DEFAULTS...........................................................................50
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
   SECTION 6.01.         EVENTS OF DEFAULT.......................................................................50
   SECTION 6.02.         NOTICE OF DEFAULT.......................................................................53

                  ARTICLE VII. THE ADMINISTRATIVE AGENT..........................................................53

   SECTION 7.01.         APPOINTMENT; POWERS AND IMMUNITIES......................................................53
   SECTION 7.02.         RELIANCE BY ADMINISTRATIVE AGENT........................................................54
   SECTION 7.03.         DEFAULTS................................................................................54
   SECTION 7.04.         RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A BANK.............................54
   SECTION 7.05.         INDEMNIFICATION.........................................................................55
   SECTION 7.06.         CONSEQUENTIAL DAMAGES...................................................................55
   SECTION 7.07.         PAYEE OF NOTE TREATED AS OWNER..........................................................55
   SECTION 7.08.         NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER BANKS.....................................55
   SECTION 7.09.         FAILURE TO ACT..........................................................................56
   SECTION 7.10.         RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT..........................................56
   SECTION 7.11.         SYNDICATION AGENT.......................................................................57

                  ARTICLE VIII. CHANGE IN CIRCUMSTANCES; COMPENSATION............................................57

   SECTION 8.01.         BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR................................57
   SECTION 8.02.         ILLEGALITY..............................................................................57
   SECTION 8.03.         INCREASED COST AND REDUCED RETURN.......................................................58
   SECTION 8.04.         BASE RATE LOANS OR OTHER FIXED RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE
                         LOANS...................................................................................59
   SECTION 8.05.         COMPENSATION............................................................................59
   SECTION 8.06.         REPLACEMENT OF BANKS....................................................................60

                  ARTICLE IX. MISCELLANEOUS......................................................................60

   SECTION 9.01.         NOTICES.................................................................................60
   SECTION 9.02.         NO WAIVERS..............................................................................61
   SECTION 9.03.         EXPENSES; DOCUMENTARY TAXES.............................................................61
   SECTION 9.04.         INDEMNIFICATION.........................................................................61
   SECTION 9.05.         SETOFF; SHARING OF SETOFFS..............................................................62
   SECTION 9.06.         AMENDMENTS AND WAIVERS..................................................................63
   SECTION 9.07.         NO MARGIN STOCK COLLATERAL..............................................................64
   SECTION 9.08.         SUCCESSORS AND ASSIGNS..................................................................64
   SECTION 9.09.         CONFIDENTIALITY.........................................................................67
   SECTION 9.10.         REPRESENTATION BY BANKS.................................................................67
   SECTION 9.11.         OBLIGATIONS SEVERAL.....................................................................67
   SECTION 9.12.         GEORGIA LAW.............................................................................67
   SECTION 9.13.         SEVERABILITY............................................................................68
   SECTION 9.14.         INTEREST................................................................................68
   SECTION 9.15.         INTERPRETATION..........................................................................69
   SECTION 9.16.         WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION...........................................69
   SECTION 9.17.         COUNTERPARTS............................................................................69
   SECTION 9.18.         SOURCE OF FUNDS -- ERISA................................................................69
   SECTION 9.19.         NO BANKRUPTCY PROCEEDINGS...............................................................69
   SECTION 9.20.         APPROVAL OF GUARANTY PROVISIONS.........................................................70
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                                                                                          PAGE
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
EXHIBIT A-1           Form of Syndicated Loan Note

EXHIBIT A-2           Form of Money Market Loan Note

EXHIBIT B             Form of Opinion of Counsel for the Borrower and the Guarantors

EXHIBIT C             Form of Opinion of Special Counsel for the Administrative Agent

EXHIBIT D             Form of Assignment and Acceptance

EXHIBIT E-1           Form of Notice of Borrowing

EXHIBIT E-2           Form of Notice of Continuation or Conversion

EXHIBIT F             Form of Compliance Certificate

EXHIBIT G             Form of Closing Certificate

EXHIBIT H             Form of Officer's Certificate

EXHIBIT I             Form of Money Market Quote Request

EXHIBIT J             Form of Money Market Quote

EXHIBIT K             Form of Designation Agreement

EXHIBIT L             Form of Borrowing Base Certificate

EXHIBIT M             List of Eligible Properties

EXHIBIT N             Form of Guaranty

EXHIBIT O             Form of Contribution Agreement

EXHIBIT P             Form of Funding Indemnification Letter

EXHIBIT Q             Form of Joinder Agreement (Re Top Level Reorganization)

Schedule 4.08         Subsidiaries

Schedule 4.14         Environmental Matters

                                CREDIT AGREEMENT

                  CREDIT AGREEMENT dated as of November 1, 1999 among IRT PROPERTY COMPANY, the BANKS listed on the signature pages hereof, WACHOVIA BANK, N.A., as Administrative Agent and FIRST UNION NATIONAL BANK, as Syndication Agent.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01      DEFINITIONS.

                  The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

                  "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                  "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Arranger's Letter Agreement" means that certain letter agreement, dated as of August 23, 1999 between the Borrower and Wachovia Securities, Inc., as arranger, and Wachovia Bank, N.A., as Administrative Agent, relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to Wachovia Securities, Inc., as arranger, and to the Administrative Agent, together with all amendments and supplements thereto.

                  "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

                  "Applicable Margin" has the meaning set forth in Section 2.07(a).

                  "Assignee" has the meaning set forth in Section 9.08(c).

                  "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

                  "Authority" has the meaning set forth in Section 8.02.

                  "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns and the Designated Banks, if any; provided, however, that the term "Bank" shall exclude each Designated Bank when used in reference to a Syndicated Loan, the Commitments or terms relating to the Syndicated Loans (except as noted above) and the Commitments.

                  "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

                  "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Notice of Continuation or Conversion, Section 2.02(f), or Article VIII, as applicable.

                  "Borrower" means (i) until the consummation of a Top Level Reorganization and the satisfaction of the Top Level Reorganization Conditions, IRT PROPERTY COMPANY, a Georgia corporation, and (ii) thereafter, IRT Partners L.P., and in each case its successors and its permitted assigns.

                  "Borrower/Parent" means (i) until the consummation of a Top Level Reorganization and the satisfaction of the Top Level Reorganization Conditions, IRT Property Company, a Georgia corporation, as the Borrower hereunder and (ii) thereafter, the Parent, and in each case its successors and its permitted assigns.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower (i) at the same time by all of the Banks, in the case of a Syndicated Borrowing, or (ii) separately by one or more Banks, in the case of a Money Market Borrowing, in each case pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans. A Borrowing is a Euro-Dollar Borrowing if such Loans are Euro-Dollar Loans. A Borrowing is a "Money Market Borrowing" if such Loans are made pursuant to Section 2.03 or a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01.

                  "Borrowing Base" means the sum of each of the following, as determined by reference to the most recent Borrowing Base Certificate furnished pursuant to Section 3.01(h) or Section 5.01(k), as applicable (and with respect to any Eligible Property which consists of phases, each phase thereof shall be separately categorized into clause (i), (ii) or (iii) below, as appropriate, so long as such phase could be separately financed on a stand-alone basis).

                           (i) an amount equal to the product of: (x) the quotient of (1) the Net Operating Income (but for the Non-Wholly Owned Eligible Property, include only the

         Non-Wholly Owned Eligible Property Percentage thereof) for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each Eligible Unencumbered Stabilized Property (excluding percentage rents received during such 3 month period, but including an amortized value for percentage rents received during the current Fiscal Year), divided by (2) 0.0975 (which is the capitalization rate); times (y) 4 (which is the annualization factor); times (z) 0.60 (which is the advance rate); plus

                           (ii) an amount equal to the lesser of: (A) the product of (x) 0.50 (which is the advance rate), times (y) the book value of Construction in Progress on the last day of the Fiscal Quarter just ended on all Eligible Properties not subject to a Mortgage and (B) $20,000,000; plus

                           (iii) an amount equal to the product of (x) 0.60 (which is the advance rate), times (y) the acquisition cost of all Eligible Unencumbered Stabilized Property not owned for the entire 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination.

                  "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit L, duly executed by an Executive Officer of the Borrower, setting forth in reasonable detail the calculations for each component of the Borrowing Base.

                  "Capital Stock" means any nonredeemable capital stock of (i) until the consummation of a Top Level Reorganization and the satisfaction of the Top Level Reorganization Conditions, the Borrower/Parent or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower/Parent), whether common or preferred and (ii) thereafter, the Parent or any Consolidated Subsidiary (to the extent issued to a Person other than the Parent), whether common or preferred.

                  "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et. seq. and its implementing regulations and amendments.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                  "Change of Law" shall have the meaning set forth in Section 8.02.

                  "Closing Certificate" has the meaning set forth in Section 3.01(e).

                  "Closing Date" means November 1, 1999.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                  "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and
(ii)as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and

Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

                  "Compliance Certificate" has the meaning set forth in Section 5.01(c).

                  "Consolidated Debt" means at any date the Debt of the Borrower/Parent and each Consolidated Entity, determined on a consolidated basis as of such date.

                  "Consolidated EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower/Parent and each Consolidated Entity, at the end of each Fiscal Quarter, for the applicable measuring period: (i) Consolidated Net Income; plus (ii) Consolidated Interest Expense; plus (iii) taxes on income; plus (iv) depreciation; plus (v) amortization; plus (vi) other non-cash charges.

                  "Consolidated Entity" means at any date the Guarantors and any other Person the accounts of which, in accordance with GAAP, are consolidated with those of the Borrower/Parent in its consolidated financial statements as of such date.

                  "Consolidated Fixed Charges" means at any time the sum of the following, determined on a consolidated basis for the Borrower/Parent and each Consolidated Entity, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended: (i) Consolidated Interest Expense; plus (ii) all Dividends paid, or declared but not yet paid, by the Borrower/Parent on preferred stock; plus (iii) the aggregate amount of scheduled principal amortization paid, as reflected on the Borrower/Parent's most recent quarterly financial statement submitted to the Banks, but excluding any principal payments under this Agreement or any other agreement pertaining to revolving Debt permitted under Section 5.19(iii), and excluding any balloon, bullet or similar payments on other Debt and (iv) payments on ground leases.

                  "Consolidated Intangible Assets" means, with respect to the Borrower/Parent and its Consolidated Subsidiaries, determined on a consolidated basis, all assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense.

                  "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower/Parent and each Consolidated Entity outstanding during such period.

                  "Consolidated Net Income" means, for any period, the Net Income of the Borrower/Parent and each Consolidated Entity determined on a consolidated basis, but excluding (i) extraordinary items, (ii) gains and losses on sales of assets, (iii) losses resulting from forgiveness by the Borrower/Parent or any Consolidated Entity of Debt, (iv) expenses associated with significant non-recurring events and (v) any equity interests of the Borrower/Parent or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

                  "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrower/Parent and each Consolidated Entity.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower/Parent in its consolidated financial statements as of such date.

                  "Consolidated Tangible Assets" means the sum of (i) Consolidated Total Assets, less (ii) Consolidated Intangible Assets.

                  "Consolidated Total Assets" means, at any time, the total assets of the Borrower/Parent and each Consolidated Entity, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower/Parent and each Consolidated Entity, prepared in accordance with GAAP.

                  "Consolidated Total Asset Value" means, on a consolidated basis for the Borrower/Parent and each Consolidated Entity, the sum of:

                           (i) an amount equal to the product of: (x) the quotient of (1) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination (excluding percentage rents received during such 3 month period, but including an amortized value for percentage rents received during the current Fiscal Year), from each Property (other than Property owned by Borrower or any Consolidated Entity for less than three months) less, divided by (2) 0.0975 (which is the capitalization rate); times (y) 4 (which is the annualization factor); plus

                           (ii) an amount equal to the book value of (A) Construction in Progress plus (B) Properties consisting of unimproved land, as determined on the last day of the Fiscal Quarter just ended; plus

                           (iii) an amount equal to the acquisition cost of improved Properties owned by Borrower or any Consolidated Entity less than three months, as determined on the last day of the Fiscal Quarter just ended; plus

                           (iv) an amount equal to the sum of all unrestricted balances on deposit with banks or other financial institutions and all restricted cash held by a Qualified intermediary on behalf of the Borrower/Parent or any Guarantor; plus

                           (v) for any Subsidiary which is not a Wholly Owned Subsidiary, an amount equal to the book value of the Ownership Percentage of such Subsidiary, as shown on the Borrower/Parent's balance sheet; plus

                           (vi) without duplication, the book value of all other Consolidated Tangible Assets.

                  "Consolidated Total Liabilities" means the total liabilities of the Borrower/Parent and the Consolidated Entities, on a consolidated basis (including liabilities on account of Dividends, whether paid or declared but not yet paid), plus the aggregate amount of Debt Guaranteed by the Borrower/Parent, the Guarantors and the Subsidiaries (other than of Debt of any of them) at the end of the Borrower/Parent's most recent Fiscal Quarter.

                  "Consolidated Total Secured Debt" shall mean all Debt of the Borrower/Parent and the Consolidated Entities consisting of (i) capitalized leases, (ii) money borrowed or the deferred purchase price of real property which is also secured by a Mortgage on any real property owned by the Borrower/Parent or any Consolidated Entity; and (iii) Guarantees of the Borrower/Parent or any Consolidated Entity of Debt of any other Person which is secured by a Mortgage on an asset of the Borrower/Parent or such Consolidated Entity.

                  "Consolidated Unencumbered Net Operating Income" means that portion of Net Operating Income which is attributable to any Property (i) which is not subject to any Mortgage or (ii) which is owned by any Person whose stock, partnership interests or other ownership interests are not subject to any pledge in favor of a third party.

                  "Consolidated Unencumbered Real Estate Assets" means at any time, for the Borrower and each Consolidated Entity, determined on a consolidated basis, the sum (without duplication with respect to any Property) of the following:

                  (i) an amount equal to the product of (x) 9.75 (which is the capitalization rate), times (y) 4 (which is the annualization factor), times (z) the Net Operating Income for the 3 month period ending on the last day of the Fiscal Quarter just ended prior to the date of determination, from each real estate Property not subject to a Mortgage and owned by the Borrower or any Consolidated Entity for at least one Fiscal Quarter; plus

                  (ii) an amount equal to the acquisition cost of improved Properties not subject to a Mortgage owned by Borrower or any Consolidated Entity less than three months, as determined on the last day of the Fiscal Quarter just ended; plus

                  (iii) an amount equal to the book value of (A) Construction in Progress on all Properties not subject to a Mortgage, plus (B) Properties consisting of unimproved land, as determined on the last day of the Fiscal Quarter just ended, of each Property not subject to a Mortgage.

                  "Consolidated Unsecured Interest Expense" means at any time that portion of Consolidated Interest Expense attributable to Consolidated Unsecured Senior Debt.

                  "Consolidated Unsecured Senior Debt" means Consolidated Debt which is (i) not expressly made subordinated to any other Consolidated Debt and
(ii) not subject to a Mortgage or any other Lien on any Property of the Borrower or any Consolidated Entity.

                  "Construction in Progress" means, for any Property in the process of being developed as a retail shopping center but is not a Stabilized Property, calculated on a consolidated basis for the Borrower and the Guarantors, the construction-in-progress as shown from time to time on the books and records of the Borrower and the Guarantors, maintained in accordance with GAAP.

                  "Contribution Agreement" means the Contribution Agreement of even date herewith in substantially the form of Exhibit O to be executed by the Borrower and each of the Guarantors pursuant to Section 3.01 or 5.27.

                  "Control" means, with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise.

                  "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                  "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), (x) all obligations of such Person under a forward contract for the purchase of equity securities, and (xi) all Debt of others Guaranteed by such Person.

                  "Debt Rating" means at any time whichever is the average of the spread between the ratings of the Borrower/Parent's senior unsecured, unenhanced debt (or, if no such debt exists, its issuer credit rating for debt of such type) by Moody's or S&P (as such rating may change from time to time, either pursuant to Section 2.07(g) or otherwise) (provided, that in the event of a double or greater split rating, the rating immediately above the lowest rating shall apply), or if only one of them rates the Borrower/Parent's senior unsecured, unenhanced debt, such rating.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                  "Designated Bank" means a special purpose corporation owned and controlled by its Designating Bank that is identified as such on the signature pages hereto next to the caption "Designated Bank" as well as each special purpose corporation owned and controlled by its Designating Bank that
(i) shall have become a party to this Agreement pursuant to Section 9.08(g), and
(ii) is not otherwise a Bank.

                  "Designated Bank Note" means a Money Market Loan Note, evidencing the obligation of the Borrower to repay Money Market Loans made by a Designated Bank, and "Designated Bank Notes" means any all such Money Market Loan Notes to Designated Banks issued hereunder.

                  "Designating Bank" shall mean each Bank that is identified as such on the signature pages hereto next to the caption "Designating Bank" and immediately below the signature of its Designated Bank as well as each Bank that shall designate a Designated Bank pursuant to Section 9.08(g).

                  "Designation Agreement" means a designation agreement in substantially the form of Exhibit K attached hereto, entered into by a Bank and a Designated Bank and acknowledged by the Borrower and the Administrative Agent.

                  "Dividends" means for any period the sum of all dividends and other distributions paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

                  "Dollars" or "$" means dollars in lawful currency of the United States of America.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

                  "Eligible Property" means the Non-Wholly Owned Eligible Property (but only so long as the Borrower and/or the Guarantors control the operation and management of, and have the controlling interest in, such Property) and any other Property which is wholly owned by the Borrower and/or any Guarantor and which is either (i) listed on Exhibit M or (ii) which is a shopping center Property and has been approved (or deemed approved, as hereafter provided) as an Eligible Property by the Required Banks at the request of the Borrower, taking into account the following information concerning the Property provided to the Administrative Agent and the Banks by the Borrower: a physical description, applicable environmental reports, information regarding its age, location and occupancy, an operating statement and rent roll for the most recent Fiscal Quarter, and an operating budget for the current Fiscal Year; provided, however, that (i) any Property that has been proposed by the Borrower as an Eligible Property shall be deemed approved as such unless, within 15 Domestic Business Days after all of the foregoing information concerning such Property has been delivered by the Borrower to the Administrative Agent and the Banks, the Administrative Agent notifies the Borrower that the Required Banks have not approved such Property as an Eligible Property; and (ii) any Eligible Property shall be released in writing by the Administrative Agent as an Eligible Property upon the written request of the Borrower, to enable the Borrower to sell or obtain financing on such Eligible Property, so long as no Default or Event of Default is in existence or would be caused thereby, and upon such release, such Property shall no longer constitute Eligible Property.

                  "Eligible Unencumbered Stabilized Property" means any Eligible Property which (I) is not subject to a Mortgage, and (ii) is a Stabilized Property.

                  "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                  "Environmental Permits" means all licenses, permits, orders, approvals, notices or registrations, approvals or similar legal authorizations for conducting the business of the Borrower/Parent or any Subsidiary required by any Environmental Requirement.

                  "Environmental Judgments and Orders" means (i) all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or (ii) written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                  "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                  "Environmental Notices" means written notice from any Environmental Authority or by any other person or entity, of Borrower's or any Subsidiary's alleged noncompliance with or liability under any Environmental Requirement, including without limitation any written complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                  "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                  "Environmental Releases" means releases as defined in CERCLA or under any similar applicable state or local environmental law or regulation.

                  "Environmental Requirements" means any federal, state or local laws and ordinances, regulations, writs, judgments, orders or Environmental Permits relating to pollution or protection of the environment and applicable to the Borrower/Parent, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA, EPCRA, RCRA, the Clean Water Act, the Clean Air Act, similar state or local requirements or common law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate, and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing or Notice of Continuation or Conversion.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.07(c).

                  "Executive Officer" refers to an executive officer of the Borrower, and means the Chairman, the Vice Chairman, the President, the Chief Financial Officer, Chief Accounting Officer or the Treasurer of the Borrower.

                 "Event of Default" has the meaning set forth in Section 6.01.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

                  "Fiscal Quarter" means any fiscal quarter of the Borrower/Parent.

                  "Fiscal Year" means any fiscal year of the Borrower/Parent.

                  "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a Money Market Borrowing, or any or all of them, as the context shall require.

                  "Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans, or any or all of them, as the context shall require.

                  "Foreign Currency Loans" means Loans made in a Foreign Currency pursuant to the terms and conditions set forth in Section 2.01.

                  "Funding Indemnification Letter" means a letter agreement substantially in the form of Exhibit P, duly executed by an Executive Officer of the Borrower, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for any Fixed Rate Loan requested to be made on the anticipated Closing Date, and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date.

                  "Funds From Operations" has the meaning ascribed to such term in preparation of financial statements for real estate investment trusts as required by NAREIT from time to time, subject to Section 1.02.

                  "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guaranty" means, individually and collectively, as the context shall require, the Guaranty Agreement of even date herewith in substantially the form of Exhibit N to be executed by the Guarantors, unconditionally and jointly and severally Guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Administrative Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

                  "Guarantors" means any one or more or all of the following, as the context shall require: (i) IRT Capital Corporation II, a Georgia corporation, IRT Partners L.P., a Georgia limited partnership (subject to the provisions of Section 5.28), IRT Management Company, a Georgia corporation, and IRT Alabama, Inc., an Alabama corporation; and (ii) any Significant Subsidiary which becomes a Guarantor pursuant to Section 5.27; (iii) any other Subsidiary which elects to become a Guarantor pursuant to Section 5.27; in each case subject to the provisions of the last sentence of Section 5.05, and (iv) from and after the consummation of a Top Level Reorganization and the satisfaction of the Top Level Reorganization Conditions, the Parent.

                  "Hazardous Materials" includes, without limitation, (a) hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any similar applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any similar applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any similar applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any similar applicable state or local law or regulation.

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                           (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                           (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                           (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

                           (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                           (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                  "Investment" means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.

                  "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower/Parent or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Liquidity Bank" means for any Designated Bank, at any date of determination, the collective reference to the financial institutions which at such date are providing liquidity or credit support facilities to or for the account of such Designated Bank to fund such Designated Bank's obligations hereunder or to support the securities, if any, issued by such Designated Bank to fund such obligations.

                  "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan or Money Market Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Money Market Loans, or any or all of them, as the context shall require.

                  "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.07(c).

                  "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business, properties or prospects of the Borrower/Parent and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower or the Parent to perform its obligations under the Loan Documents to which it is a party, as applicable, or
(c) the legality, validity or enforceability of any Loan Document.

                  "Money Market Borrowing Date" has the meaning specified in
Section 2.03.

                  "Money Market Facility Limit" means an amount equal to 50% of the aggregate Commitments, as such Commitments may be increased or reduced from time to time.

                  "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Money Market Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.03.

                  "Money Market Quote" has the meaning specified in Section 2.03(c)(i).

                  "Money Market Quote Request" has the meaning specified in
Section 2.03(b).

                  "Money Market Rate" has the meaning specified in Section 2.03(c)(ii)(C).

                  "Moody's" means Moody's Investor Service, Inc.

                  "Mortgage" means, with respect to any referenced Property or other asset, a mortgage, deed to secure debt, deed of trust or similar instrument encumbering such Property or other asset.

                  "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "NAREIT" means the National Association of Real Estate Investment Trusts.

                  "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Operating Income" means, (A) for any Property, calculated on a consolidated basis for the Borrower and the Guarantors, the sum of the following derived from such Property: (i) Property revenues, less (ii) Property expenses (excluding depreciation, amortization and debt service), less (iii) an assumed management fee equal to 4% of gross rental income (less any management fees included in Property expenses under clause (ii)) and less (iv) the ratable portion allocable to the measurement period of an annual capital reserve equal to $0.15 per square foot.

                  "Non-Wholly Owned Eligible Property" means Eligible Property which is not wholly owned by the Borrower or any Guarantor, which is Venice Plaza, Venice, Florida.

                  "Non-Wholly Owned Eligible Property Ownership Percentage" refers to the ownership percentage which the Borrower and/or the Guarantors have with respect to the Non-Wholly owned Eligible Property, which as of the Closing Date is 75%.

                  "Notes" means each of the Syndicated Loan Notes or Money Market Loan Notes, or any or all of them, as the context shall require.

                  "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

                  "Notice of Continuation or Conversion" has the meaning set forth in Section 2.04.

                  "Officer's Certificate" has the meaning set forth in Section 3.01(f).

                  "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

                  "Ownership Percentage" means, with respect to any Subsidiary which is not a Wholly Owned Subsidiary, the percentage which the aggregate beneficial ownership interests of the Borrower/Parent in such Subsidiary bears to the aggregate beneficial ownership interests of all owners of beneficial interests in such Subsidiary.

                  "Parent" has the meaning set forth in Section 5.28, but references in this Agreement and the other Loan Documents to Parent shall take effect only upon consummation of the Top Level Reorganization and the satisfaction of each of the Top Level Reorganization Conditions.

                  "Participant" has the meaning set forth in Section 9.08(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Performance Pricing Determination Date" has the meaning set forth in Section 2.07(a).

                  "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                  "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                  "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                  "Qualified Intermediary" means any Person serving as a "qualified intermediary" for purposes of a Section 1031 Exchange.

                  "Quarterly Payment Date means each March 31, June 30, September 30 and December 31, or, if any such day is not a Domestic Business Day, the next succeeding Domestic Business Day.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Administrative Agent as provided in Section 2.13, in each case as contemplated in Section 2.02(d).

                  "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                  "Related Fund" means, with respect to any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Bank.

                  "Relinquished Property" means a Property sold to a Person which is not the Borrower or an Affiliate thereof, and the proceeds of such sale are held in an exchange account by a Qualified Intermediary, as part of a
Section 1031 Exchange.

                  "Replacement Property" means a Property acquired as a replacement for a Relinquished Property as part of a Section 1031 Exchange.

                  "Reported Net Income" means, for any period, the Net Income of the Borrower/Parent and its Consolidated Subsidiaries determined on a consolidated basis.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans and (ii) Money Market Loans.

                  "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower/Parent's Capital Stock (except Dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower/Parent's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower/Parent's Capital Stock.

                  "Section 1031 Exchange" means a sale and exchange of a Relinquished Property for a Replacement Property pursuant to and qualifying for tax treatment under Section 1031 of the Code.

                  "Significant Subsidiary" means any Subsidiary, other than IRT Capital Corporation, which has assets which constitute more than 5% of Consolidated Total Asset Value at the end of the most recent Fiscal Quarter (or, with respect to any Subsidiary which existed during the entire 4 Fiscal Quarter period but was acquired by the Borrower/Parent during such period, which would have contributed more than 5% of Consolidated Total Asset Value during such period had it been a Subsidiary for the entire period).

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

                  "Stabilized Property" means at any time any retail shopping center Property owned by the Borrower or any Guarantor (i) which is at least 85% leased and under which rent is being paid (pursuant to written leases which have been signed by both landlord and tenant, but including any month to month occupancy by any such tenant after the expiration of such written lease) or (ii) with respect to which a final certificate of occupancy was issued at least 3 months prior to the date of measurement.

                  "Stated Maturity Date" means, with respect to any Money Market Loan, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

                  "Stock Buyback Plan" means any stock purchase or other stock acquisition program approved by the board of directors (or any authorized committee thereof) of the Borrower/Parent pursuant to which the Borrower/Parent will purchase or otherwise acquire outstanding shares of the common stock of the Borrower/Parent.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower/Parent (including, after the consummation of the Top Level Reorganization and the satisfaction of the Top Level Reorganization Conditions, the then Borrower hereunder, IRT Partners L.P.).

                  "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

                  "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                  "Taxes" has the meaning set forth in Section 2.13(c).

                  "Termination Date" means whichever is applicable of (i) November 1, 2002, (ii) such later date to which it is extended by the Banks pursuant to Section 2.06(b), in their sole and absolute discretion, (iii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iv) the date the Borrower terminates the Commitments entirely pursuant to Section 2.09.

                  "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                  "Transferee" has the meaning set forth in Section 9.08(d).

                  "Top Level Reorganization" has the meaning set forth in
Section 5.28.

                  "Top Level Reorganization Conditions" has the meaning set forth in Section 5.28.

                  "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                  "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans (but not its Money Market Loans).

                  "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

                  "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower/Parent.

                  "Y2K Plan" has the meaning set forth in Section 4.19.

                  "Year 2000 Compliant and Ready" means that (a) the Borrower's/Parent's and its Subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate, accurately without material interruption on and in respect of any and all dates before, during and after January 1, 2000 and without any change in performance; (iii) store and provide date input information without creating any ambiguity as to the century and; (b) the Borrower/Parent has developed alternative plans to ensure business continuity in the event of the failure of any or all of items (i) through (iii) in clause (a) above in this definition.

                  SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS.

                  Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, or with respect to the calculation of Funds From Operations, as required by NAREIT, applied on a basis consistent (except for changes concurred in by the Borrower/Parent's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower/Parent and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower/Parent's independent public accountants or required by GAAP or, with respect to the calculation of Funds From Operations, as required by NAREIT, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                  SECTION 1.03. REFERENCES.

                  Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                  SECTION 1.04. USE OF DEFINED TERMS.

                  All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                  SECTION 1.05. TERMINOLOGY.

                  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                  ARTICLE II.

                                   THE CREDITS

                  SECTION 2.01. COMMITMENTS TO LEND SYNDICATED LOANS.

                  Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,

                           (i) immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment, and

                           (ii) the aggregate outstanding amount of all Syndicated Loans and Money Market Loans shall not exceed the lesser of
         (A) the aggregate amount of the Commitments and (B) the Borrowing Base.

                  Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.11, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

                  SECTION 2.02. METHOD OF BORROWING SYNDICATED LOANS.

                  (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E-1, prior to 11:00 A.M. (Atlanta, Georgia time), on the same Domestic Business Day of each Base Rate Borrowing, and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                           (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)  the aggregate amount of such Borrowing,

                           (iii) whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

                           (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

                  (c) Not later than (i) 12:30 P.M. (Atlanta, Georgia time) as to Base Rate Borrowings and (ii) 11:00 A.M. (Atlanta, Georgia time) as to Euro-Dollar Borrowings, on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address determined pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

                  (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Administrative Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in Section 2.13, as the case may be.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

                  (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

                  (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 8 Interest Periods outstanding at any given time.

                  SECTION 2.03. MONEY MARKET LOANS.

                  (a) In addition to making Syndicated Borrowings, so long as the Debt Rating is BBB- and Baa3 or higher, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                  (i) the number of Interest Periods applicable to Money Market Loans which may be outstanding at any given time is subject to the provisions of Section 2.02(g);

                  (ii) the aggregate principal amount of all Money Market Loans, (A) do not exceed the Money Market Facility Limit, and (B) together with the aggregate principal amount of all Syndicated Loans at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

                  (iii) The Money Market Loans of any Bank will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(a)(ii), but will not reduce such Bank's obligation to lend its pro rata share of the remaining Unused Commitment.

                  (b) When the Borrower wishes to request offers to make Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit I hereto (a "Money Market Quote Request") so as to be received no later than 11:00 A.M. (Atlanta, Georgia time) at least 2 Domestic Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), specifying:

                  (i) the proposed date of such Money Market Borrowing, which shall be a Euro-Dollar Business Day (the "Money Market Borrowing Date");

                  (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not more than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                  (iii) the aggregate amount of principal to be requested by the Borrower as a result of such Money Market Borrowing, which shall be at least $1,000,000 (and in larger integral multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 2 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed by the Administrative Agent, the Banks and the Borrower pursuant to this Section 2.03.

                  (c) (i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit J hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under
Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Administrative Agent not later than 11:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 10:45 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Banks are required to have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (ii)     Each Money Market Quote shall specify:

                           (A) the proposed Money Market Borrowing Date and the Stated Maturity Date therefor;

                           (B) the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $1,000,000 or a larger integral multiple of $500,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                           (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

                           (D) the identity of the quoting Bank.

                  Unless otherwise agreed by the Administrative Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market
Quote is being made.

                  (d) The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 11:30 A.M. (Atlanta, Georgia time)) on the Money Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

                  (e) Not later than 12:00 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to
Section 2.03(d) and the Administrative Agent shall promptly notify each Bank which submitted an offer. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $1,000,000 (and in larger integral multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                  (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                  (iv) the Borrower may not accept any offer where the Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the

Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                  (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, make the amount of such Money Market Loan allocated to it available to the Administrative Agent at its address referred to in
Section 9.01 in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with Wachovia.

                  (g) After any Money Market Loan has been funded, the Administrative Agent shall notify the Banks of the aggregate principal amount of the Money Market Quotes received and the highest and lowest rates included in such Money Market Quotes.

                  (h) For any Bank which is a Designating Bank, any Money Market Loan to be made by such Bank may from time to time be made by its Designated Bank in such Designated Bank's sole discretion, and nothing herein shall constitute a commitment to make Money Market Loans by such Designated Bank; provided, that if any Designated Bank elects not to, or fails to, make any such Money Market Loan that has been accepted by the Borrower in accordance with the foregoing, its Designating Bank hereby agrees that it shall make such Money Market Loan pursuant to the terms hereof.

                  SECTION 2.04. CONTINUATION AND CONVERSION ELECTIONS.

                  By delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit E-2, to the Administrative Agent on or before 12:00 P.M., Atlanta, Georgia time, on a Domestic Business Day (or Euro-Dollar Business Day, in the case of Euro-Dollar Loans outstanding), the Borrower may from time to time irrevocably elect, by notice on the same Domestic Business Day, in the case of Base Rate Loans, or 3 Euro-Dollar Business Days, in the case of Euro-Dollar Loans, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000 be, (i) in the case of Base Rate Loans, converted into Euro-Dollar Loans or, (ii) in the case of Euro-Dollar Loans, converted into Base Rate Loans or continued as Euro-Dollar Loans (in the absence of delivery of a Notice of Continuation or Conversion with respect to any Euro-Dollar Loan at least 3 Euro-Dollar Business Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, any Fixed Rate Loan when any Event of Default has occurred and is continuing.

                  SECTION 2.05. NOTES.

                  (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

                  (b) The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the Money Market Facility Limit.

                  (c) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Administrative Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

                  SECTION 2.06.     MATURITY OF LOANS.

                  (a) Each Fixed Rate Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on November 1, 2002, unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion. Upon the written request of the Borrower, which request shall be delivered to the Administrative Agent at least 60 days prior to the Extension Date (as such term is hereinafter defined), the Banks shall have the option (without any obligation whatsoever so to do) of extending the Termination Date for an additional one-year period on November 1, 2000 and November 1, 2001 (each an "Extension Date"). Each Bank shall notify the Borrower and the Administrative Agent at least 30 days prior to the relevant Extension Date whether or not it chooses to extend the Termination Date for such an additional one-year period (but any Bank which fails to give such notice within such period shall be deemed not to have extended); provided, that the Termination Date shall not be extended with respect to any of the Banks unless:

                  (i) the Required Banks are willing to extend the Termination Date; and

                           (ii) on or before the relevant Extension Date, as to the Commitment of any Bank which gave notice that it chooses not to extend, or which is deemed pursuant to the foregoing not to have extended (any such Bank being a "Terminating Bank"), one of the following shall occur:

                                (x) the remaining Banks shall purchase
                           ratable assignments (without any obligation so to do) from such Terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining Aggregate Commitments; provided, that, such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 5 Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (y); and, provided, further, that, should any of the remaining Banks elect not to purchase such an assignment, then, such other remaining Banks shall be entitled to purchase an assignment from any Terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, or

                                (y) the Borrower shall find another bank,
                           acceptable to the Administrative Agent, willing to accept an assignment from such Terminating Bank (in the form of an Assignment and Acceptance) on or before the Extension Date, or

                                (z) the Borrower shall reduce the aggregate
                           Commitments in an amount equal to the Commitment of any such Terminating Bank.

         In the event of any extension pursuant to the foregoing, on the relevant Extension Date, the Borrower shall pay to the Administrative Agent, for the ratable account of the Banks, an extension fee equal to 0.15% of the aggregate amount of the Commitments in effect on such relevant Extension Date.


                  SECTION 2.07. INTEREST RATES.

                  (a)  "Applicable Margin" means:


                  (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, and (y) for any Euro-Dollar Loan, 1.15%; and

                  (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt Rating on such Performance Pricing Determination Date; provided, that if there is no Debt Rating, the Applicable Margin for Euro-Dollar Loans shall be based upon Level V of the table below.


=============================================================================================================
                                          LEVEL            LEVEL          LEVEL          LEVEL          LEVEL
                                            I               II             III             IV             V
=============================================================================================================
                                                                       >=BBB          >=BBB-
                                                         >=BBB+        or Baa2        or Baa3          <BBB-
Debt Rating                                >=A-          or Baa1          but            but            or
                                                            but        <BBB+ or       <BBB or           Baa3
                                                            <A-           Baa1           Baa2
-------------------------------------------------------------------------------------------------------------
Applicable Margin                         0.70%            0.85%          1.00%          1.15%          1.40%
=============================================================================================================


In determining the amounts to be paid by the Borrower pursuant to Sections 2.07(b), and 2.08(a), the Borrower and the Banks shall refer to the Borrower's Debt Rating from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean each date on which the Debt Rating changes. Each change in interest and fees as a result of a change in Debt Rating shall be effective only for Loans (including Refunding Loans) which are made and fees which accrue on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Administrative Agent unless the Required Banks shall object to any such determination. The Borrower shall promptly notify the Administrative Agent of any change in the Debt Rating.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on each Quarterly Payment Date while such Base Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Fixed Rate Loan. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

                  (g) Upon the request of Administrative Agent, at the direction of the Required Banks, made not more than once in any period of 18 consecutive months, the Borrower shall apply to Moody's or S&P for a new (or confirmation of the old) Debt Rating.

                  SECTION 2.08. FEES.

                             (a) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a facility fee (the "Facility Fee") on the maximum amount of the aggregate Commitments in effect for any relevant period, irrespective of usage, calculated in the manner provided in Section 2.07(a)(ii), at a rate per annum equal to (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.20%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date; provided, that if there is no Debt Rating, the Facility Fee shall be based upon Level V of the table below. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in arrears, on each Quarterly Payment Date and on the Termination Date.

==================================================================================================================
                                          LEVEL            LEVEL          LEVEL          LEVEL          LEVEL
                                            I               II             III             IV             V
==================================================================================================================

                                                                         >=BBB          >=BBB-
                                                          >=BBB+         or Baa2        or Baa3         <BBB-
Debt Rating                                >=A-           or Baa1          but            but            or
                                                            but         <BBB+ or        <BBB or         Baa3
                                                            <A-           Baa1           Baa2
------------------------------------------------------------------------------------------------------------------
Facility Fee                              0.15%            0.15%          0.20%          0.20%          0.25%
===================================================================================================================

                  (b) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the Arranger's Letter Agreement.

                  SECTION 2.09. OPTIONAL TERMINATION OR REDUCTION OF
COMMITMENTS.

                  The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger integral multiple of $500,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.08) shall be due and payable on the effective date of such termination.

                  SECTION 2.10. MANDATORY REDUCTION AND TERMINATION OF COMMITMENTS.

                  The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  SECTION 2.11. OPTIONAL PREPAYMENTS.

                  (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger integral multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

                  (b) Subject to any payments required pursuant to the terms of
Article VIII for such Fixed Rate Loan, upon 3 Domestic Business Day's prior written notice, the Borrower may prepay in minimum amounts of $1,000,000 or any larger integral multiple of $500,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

                  (c) Upon receipt of a notice of prepayment pursuant to this
Section 2.11, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

                  SECTION 2.12. MANDATORY PREPAYMENTS.

                  On each date on which the conditions set forth in clauses (i) or (ii) of Section 2.01 are not satisfied (including, without limitation, by reason of the reduction of the Commitments pursuant to Section 2.09 or Section 2.10), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Base Rate Loans;
(ii) secondly, to Euro-Dollar Loans; and (iii) lastly, to Money Market Loans, except that to the extent any prepayment is required to cause the outstanding balance of Money Market Loans not to exceed the Money Market Facility Limit shall be applied to Money Market Loans.

                  SECTION 2.13. GENERAL PROVISIONS AS TO PAYMENTS.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, without any setoff, counterclaim or any deduction whatsoever, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in
Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks.

                  (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic

Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

                  (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

                  Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

                  If the an officer of the Administrative Agent or any Bank having responsibility for the administration of this Agreement and the transactions hereunder shall obtain actual knowledge that the Administrative Agent or such Bank is entitled to a refund in respect of Taxes for which it has been indemnified by the Borrower pursuant to this Section, the Administrative Agent or such Bank shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a written request by the Borrower, apply for such refund at the Borrower's sole cost and expense. In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.13(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                  Before seeking any compensation pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for seeking such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank

                  Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.13(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                  SECTION 2.14. COMPUTATION OF INTEREST AND FEES.

                  Interest on all types of Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III.

                            CONDITIONS TO BORROWINGS

                  SECTION 3.01. CONDITIONS TO FIRST BORROWING.

                  The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a),(c), (d)and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart, with the original to be sent to the Administrative Agent by overnight courier);

                  (b) a duly executed Syndicated Loan Note and a duly executed Money Market Loan Note for the account of each Bank complying with the provisions of Section 2.05, a Guaranty, duly executed by the Guarantors and a Contribution Agreement, duly executed by the Borrower and the Guarantors;

                  (c) an opinion letter (together with any opinions of local counsel relied on therein) of Alston & Bird LLP, counsel for the Borrower and the Guarantors, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

                  (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;

                  (f) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, (A) a certificate of the Borrower substantially in the form of Exhibit H (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Georgia as to the good standing of the Borrower as a Georgia corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party, and (B) from each Guarantor, a similar Officer's Certificate, signed by the Secretary or an Assistant Secretary of such Guarantor, containing similar certifications as above as to such Guarantor and the Guaranty and Contribution Agreement;

                  (g) a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

                  (h) receipt of the initial Borrowing Base Certificate, showing the Borrowing Base as of last day of the Fiscal Quarter ending prior to the Closing Date;

                  (i) payment to the Administrative Agent of all fees payable on the Closing Date under the Arrangers' Letter Agreement; and

                  (j) payment of all amounts payable under and termination of the Credit Agreement dated September 9, 1998, as amended as of the Closing Date, by and among the Borrower, Bank of America, N.A, as Administrative Agent, and the Banks parties thereto.

                  In addition, if the Borrower desires funding of a Fixed Rate Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a Funding Indemnification Letter.

                  SECTION 3.02. CONDITIONS TO ALL BORROWINGS.

                  The obligation of each Bank to make a Syndicated Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable.

                  (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing (except to the extent any such representation or warranty is expressly made as of a prior date); and

                  (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01 shall have been satisfied.

                  Each Syndicated Borrowing, each Money Market Borrowing and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided, that if such Borrowing is a Syndicated Borrowing which consists solely of a Refunding Loan then, (i) if such Borrowing is a Fixed Rate Borrowing or such Notice of Continuation or Conversion is to a Fixed Rate Loan, such Borrowing or Notice of Continuation or Conversion shall be deemed to be such a representation and warranty by the Borrower only as to the matters set forth in paragraphs (b) and (d) above, and (ii) if such Borrowing is a Base Rate borrowing, or such Notice of Continuation or Conversions is to a Base Rate Loan, such Borrowing or Notice of Continuation or Conversion shall be deemed to be a representation and warranty by the Borrower only as to the matters set forth in paragraph (d) above.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower and (by incorporation by reference in the Guaranty) the Guarantors, as expressly stated, each represents and warrants that:

                  SECTION 4.01. CORPORATE EXISTENCE AND POWER.

                  The Borrower and each Guarantor is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary other than such qualifications the failure to obtain which would not result in a Material Adverse Effect, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for such licenses, authorizations, consents and approvals, the failure to obtain which, would not result in a Material Adverse Effect.

                  SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION.

                  The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents, and by each Guarantor of the Guaranty and Contribution Agreement and, upon consummation of the Top Level Reorganization, of the Joinder Agreement, the new Notes and the Contribution Agreement in accordance with Section 5.28, (i) are within the Borrower's or such Guarantor's or the Parent's powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower, such Guarantor or the Parent or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower, any of its Subsidiaries or the Parent, except those as to which consents or waivers have been obtained, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower, any of its Subsidiaries or the Parent.

                  SECTION 4.03. BINDING EFFECT.

                  This Agreement constitutes a valid and binding agreement of the Borrower and, upon consummation of the Top Level Reorganization, the Parent, enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered by the Borrower, and, upon consummation of the Top Level Reorganization, the Parent, and each Guarantor which is a party thereto in accordance with this Agreement, will constitute valid and binding obligations of the Borrower, the Parent and such Guarantor enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 4.04. FINANCIAL INFORMATION.

                  (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1998 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended June 30, 1999, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, except, in the case of unaudited financial statements, for year-end adjustments and the absence of notes, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                  (b) Since December 31, 1998, there has been no event, act, condition or occurrence having a Material Adverse Effect.

                  SECTION 4.05. NO LITIGATION.

                  There is no action, suit or proceeding pending, or to the knowledge of the Borrower and the Guarantors threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower or any Guaranty to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents to which it is a party.

                  SECTION 4.06. COMPLIANCE WITH ERISA.

                  (a) The Borrower/Parent and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                  (b) Neither the Borrower/Parent nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                  SECTION 4.07. COMPLIANCE WITH LAWS; PAYMENT OF TAXES.

                  The Borrower/Parent and its Subsidiaries are in material compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower/Parent and its Subsidiaries all material Federal, state and local income, excise, property and other material tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower/Parent or any Subsidiary have been paid, except for those taxes which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower/Parent and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower/Parent, adequate. United States income tax returns of the Borrower and its Subsidiaries have been audited and closed through the Fiscal Year ended December 31, 1992.

                  SECTION 4.08. SUBSIDIARIES.

                  Each of the Borrower/Parent's Subsidiaries is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary other than such qualifications the failure to obtain which would not result in a Material Adverse Effect, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except for such licenses, authorizations, consents and approvals, the failure to obtain which, would not result in a Material Adverse Effect. As of the Closing Date, the Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of organization.

                  SECTION 4.09. INVESTMENT COMPANY ACT.

                  Neither the Borrower/Parent nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 4.10. PUBLIC UTILITY HOLDING COMPANY ACT.

                  Neither the Borrower/Parent nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 4.11. OWNERSHIP OF PROPERTY; LIENS.

                  Each of the Borrower/Parent and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.17.

                  SECTION 4.12. NO DEFAULT.

                  To the Borrower and the Parent's knowledge, neither the Borrower nor the Parent nor any of the Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could reasonably be expected to have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  SECTION 4.13. FULL DISCLOSURE.

                  All information heretofore furnished by the Borrower or the Parent to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower or the Parent to the Administrative Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower and the Parent have disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

                  SECTION 4.14. ENVIRONMENTAL MATTERS.

                  To the knowledge of the Borrower/Parent, except as set forth in Schedule 4.14, and except to the extent not causing or which reasonably could not be expected to cause a Material Adverse Effect:

                  (a) Neither the Borrower/Parent nor any Subsidiary is subject to any Environmental Liability and neither the Borrower/Parent nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified or proposed for inclusion on any (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                  (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, and no Hazardous Materials are or have been migrating to or from the Properties, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in the ordinary course of business in compliance with all applicable Environmental Requirements.

                  (c) The Borrower/Parent and each of its Subsidiaries has procured all Environmental Permits necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower/Parent's, and each of its Subsidiary's, respective businesses.

                  SECTION 4.15. CAPITAL STOCK.

                  All Capital Stock, debentures, bonds, notes and all other securities of the Borrower/Parent and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower/Parent's Wholly Owned Subsidiaries are owned by the Borrower/Parent free and clear of any Lien or adverse claim, except as may be otherwise permitted in Section 5.17. At least a majority of the issued shares of capital stock of each of the Borrower/Parent's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower/Parent free and clear of any Lien or adverse claim, except as may be otherwise permitted in Section 5.17.

                  SECTION 4.16. MARGIN STOCK.

                  Neither the Borrower/Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock in violation of the provisions of Regulation T, U or X or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of the provisions of Regulation T, U or X, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

                  SECTION 4.17. INSOLVENCY.

                  After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement: (i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this
Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

                  SECTION 4.18. INSURANCE.

                  The Borrower/Parent and each of its Subsidiaries has (either in the name of the Borrower/Parent or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                  SECTION 4.19. Y2K PLAN.

                  The Borrower/Parent has developed and has delivered to the Administrative Agent and the Banks a comprehensive plan (the "Y2K Plan") for insuring that the Borrower/Parent's and its Subsidiaries' software and hardware systems which impact or affect in any way the business operations of the Borrower/Parent and its Subsidiaries' will be Year 2000 Compliant and Ready. The Borrower/Parent and its Subsidiaries' have met the Y2K Plan milestones such that all hardware and software systems will be Year 2000 Compliant and Ready in accordance with the Y2K Plan on or before December 1, 1999.

                  SECTION 4.20. REAL ESTATE INVESTMENT TRUST.

                  The Borrower is qualified under the Code as a real estate investment trust.

                                   ARTICLE V.

                                    COVENANTS

                  The Borrower and (by incorporation by reference in the Guaranty) the Guarantors (including the Parent, as to references to the Parent and to the Guarantors), as expressly stated, each agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

                  SECTION 5.01. INFORMATION.

                  The Borrower and the Parent will deliver to each of the Banks:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower/Parent and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks;

                  (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower/Parent and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments and without notes) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower/Parent;

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower/Parent
(i) setting forth in reasonable detail the calculations required to establish whether the Borrower/Parent was in compliance with the requirements of Sections 5.05, 5.15, 5.16 and Sections 5.19 through 5.25, inclusive on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower/Parent is taking or proposes to take with respect thereto;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                  (e) within 5 Domestic Business Days after an Executive Officer of the Borrower or a comparable officer of the Parent obtains actual knowledge of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower or Parent stating that it is a "Notice of Default" and setting forth the details thereof and the action which the Borrower or Parent is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower/Parent generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower/Parent shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                  (i) prior to January 1, 2000, within 5 Domestic Business Days after the Borrower/Parent becomes aware of any deviations from the Y2K Plan which would cause compliance with the Y2K Plan to be materially delayed or not achieved, a statement of the Chief Executive Officer, Chief Financial Officer, or Chief Technology Officer setting forth the details thereof and the action which the Borrower/Parent is taking or proposes to take with respect thereto;

                  (j) prior to January 1, 2000, promptly upon the receipt thereof, a copy of any third party assessments of the Borrower/Parent's Y2K Plan together with any recommendations made by such third party with respect to Year 2000 compliance;

                  (k) within 60 days after the end of each Fiscal Quarter, and more frequently, at the election of the Borrower, a Borrowing Base Certificate as of the last day of the Fiscal Quarter just ended;

                  (l) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, operating statements for each Eligible Property for the period covered by such financial statements; and

                  (m) from time to time such additional information regarding the financial position or business of the Borrower/Parent and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

                  SECTION 5.02. INSPECTION OF PROPERTY, BOOKS AND RECORDS.

                  The Borrower and the Parent will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower and the Parent agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired, except that, prior to the occurrence of a Default, such visits and inspections shall not occur more than once in any Fiscal Quarter.

                  SECTION 5.03. MAINTENANCE OF EXISTENCE.

                  Except as otherwise permitted herein, the Borrower and the Parent shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

                  SECTION 5.04. DISSOLUTION.

                  Neither the Borrower, the Parent nor any of the Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 5.05.

                  SECTION 5.05. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.

                  The Borrower and the Parent will not, nor will they permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Top Level Reorganization may be consummated, subject to satisfaction of the Top Level Reorganization Conditions, and the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower/Parent may merge with one another, and with the Borrower (c) Subsidiaries of the Borrower/Parent may merge with any other Person, so long as (i) such Person was organized under the laws of the United States of America or one of its states (ii) such Person shall become a Subsidiary immediately upon consummation of such merger (and if the merging Subsidiary was a Guarantor and is not the corporation surviving such merger, such Person shall comply with Section 5.27) and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit,

(A) sales, leases or transfers of assets between Guarantors or between any Guarantor and the Borrower, or transfers pursuant to the Top Level Reorganization, subject to satisfaction of the Top Level Reorganization conditions, or (B) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either (x) constituted more than 15% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 15% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

In the case of any Subsidiary which transfers all or a substantial part of its assets pursuant to clause (c) of the preceding sentence, and in the case of any Subsidiary the stock or other ownership interests in which are being sold and with respect to which clause (c) would have been satisfied if the transaction had been a sale of assets of such Subsidiary, such Subsidiary shall be released from its obligations under the Guaranty (if it has become a party thereto) and, in the case of a transaction involving a sale of assets, such Subsidiary may dissolve.

                  SECTION 5.06. USE OF PROCEEDS.

                  Proceeds of the Loans may be used for construction financing, acquisitions and general working capital purposes; provided, that no portion of the proceeds of the Loans will be used by the Borrower/Parent or any Subsidiary
(i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 5.16 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock in violation of Regulations T, U or X, or (iii) for any purpose in violation of any applicable law or regulation.

                  SECTION 5.07. COMPLIANCE WITH LAWS; PAYMENT OF TAXES.

                  The Borrower and the Parent will, and will cause each of the Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued and except where noncompliance with any such applicable laws, regulations and similar requirements could not reasonably be expected to result in a Material Adverse Effect. The Borrower and the Parent will, and will cause each of the Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower, the Parent or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Borrower/Parent will set up reserves in accordance with GAAP.

                  SECTION 5.08. INSURANCE.

                  The Borrower and the Parent will maintain, and will cause each of the Subsidiaries to maintain (either in the name of the Borrower, the Parent or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                  SECTION 5.09. CHANGE IN FISCAL YEAR.

                  The Borrower/Parent will not change its Fiscal Year without the consent of the Required Banks.

                  SECTION 5.10. MAINTENANCE OF PROPERTY.

                  Except as permitted hereunder, the Borrower and the Parent shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear, casualty and condemnation excepted.

                  SECTION 5.11. ENVIRONMENTAL NOTICES.

                  Except to the extent which would not reasonably be expected to cause a Material Adverse Effect, the Borrower and the Parent shall furnish to the Banks and the Administrative Agent prompt written notice of all Environmental Liabilities, pending or threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.

                  SECTION 5.12. ENVIRONMENTAL MATTERS.

                  The Borrower, the Parent and the Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in compliance with all applicable Environmental Requirements.

                  SECTION 5.13. ENVIRONMENTAL RELEASE.

                  The Borrower and the Parent agree that upon the occurrence of an Environmental Release at or on any of the Properties it will comply with all applicable Environmental Requirements to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

                  SECTION 5.14. TRANSACTIONS WITH AFFILIATES.

                  Neither the Borrower, the Parent nor any of the Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower, the Parent or a Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

                  SECTION 5.15. RESTRICTED PAYMENTS.

                  The Borrower's/Parent's Restricted Payments in any calendar year shall not exceed (i) as to purchases of Capital Stock in connection with any Stock Buyback Plan, acquisition of shares in any 12 month period in excess of 10% of all of the Borrower/Parent's Capital Stock outstanding at the beginning of such period, and (ii) as to other Restricted Payments, 95% of Funds From Operations for such period.

                  SECTION 5.16. INVESTMENTS.

                  Neither the Borrower, the Parent nor any of the Subsidiaries shall make Investments in any Person except (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998; (ii) deposits required by government agencies or public utilities, (ii) Investments in direct obligations of the United States Government maturing within one year, (iii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iv) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (v) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (vi) Investments existing on the Closing Date, (vii) Investments in Guarantors (or in any Person which, upon the making of such Investment, becomes a Guarantor pursuant to
Section 5.27) and (viii) other Investments which do not at any time exceed an aggregate amount outstanding equal to (1) at any time during which the Borrower's Debt Rating is both BBB or better by S&P and Baa2 or better by Moody's 20% of Consolidated Total Assets, and (2) at any other time, 15% of Consolidated Total Assets; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

                  SECTION 5.17. LIENS.

                  Neither the Borrower, the Parent nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (a) Subject to Section 5.21, Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $127,000,000;

                  (b) Subject to Section 5.21, any Lien existing on any specific fixed asset of any Person at the time such Person becomes a Consolidated Subsidiary and not created in contemplation of such event;

                  (c) Subject to Section 5.21, any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                  (d) Subject to Section 5.21, any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower, the Parent or a Consolidated Subsidiary and not created in contemplation of such event;

                  (e) Subject to Section 5.21, any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower, the Parent or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                  (f) Liens securing Debt owing by any Subsidiary to the Borrower or the Parent;

                  (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                  (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (i) any Lien on Margin Stock; and

                  (j) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes), but permitted by Section 5.21.

                  SECTION 5.18. RESTRICTIONS ON ABILITY OF SUBSIDIARIES TO PAY DIVIDENDS.

                  The Borrower and the Parent shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any Dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances to the Borrower, the Parent or other parent of such Subsidiary.

                  SECTION 5.19. ADDITIONAL DEBT.

                  Neither the Borrower, the Parent nor any Subsidiary will create, incur, assume or suffer to exist any Debt except (i) Debt in existence on the Closing Date; (ii) Debt of any Guarantor to the Borrower or to any other Guarantor, (iii) other unsecured revolving credit in an aggregate outstanding principal amount not at any time exceeding $15,000,000, (iv) publicly held debt having a maturity later than the Termination Date, and (v) other Debt which is privately held and which does not constitute revolving credit (including Debt included in Consolidated Total Secured Debt, so long as it is not revolving credit, and subject to the provisions of Sections 5.17 and 5.21).

                  SECTION 5.20. RATIO OF CONSOLIDATED TOTAL LIABILITIES TO CONSOLIDATED TOTAL ASSET VALUE.

                  The ratio of Consolidated Total Liabilities to Consolidated Total Asset Value shall at all times be equal to or less than 0.55 to 1.0.

                  SECTION 5.21. RATIO OF CONSOLIDATED TOTAL SECURED DEBT TO CONSOLIDATED TOTAL ASSET VALUE.

                  The ratio of Consolidated Total Secured Debt to Consolidated Total Asset Value shall at all times be equal to or less than 0.35 to 1.0.

                  SECTION 5.22. RATIO OF CONSOLIDATED EBITDA TO CONSOLIDATED INTEREST EXPENSE.

                  The ratio of Consolidated EBITDA to Consolidated Interest Expense actually incurred for the Fiscal Quarter just ended will not be less than 2.0 to 1.0.

                  SECTION 5.23. RATIO OF CONSOLIDATED UNENCUMBERED REAL ESTATE ASSETS TO CONSOLIDATED UNSECURED SENIOR DEBT.

                  The ratio of Consolidated Unencumbered Real Estate Assets to Consolidated Unsecured Senior Debt shall at all times be greater than 1.65 to 1.00.

                  SECTION 5.24. RATIO OF CONSOLIDATED UNENCUMBERED NET OPERATING INCOME TO CONSOLIDATED UNSECURED INTEREST EXPENSE.

                  The ratio of Consolidated Unencumbered Net Operating Income to Consolidated Unsecured Interest Expense shall at all times be greater than 2.0 to 1.00.

                  SECTION 5.25. RATIO OF CONSOLIDATED EBITDA TO CONSOLIDATED FIXED CHARGES.

                  The ratio of Consolidated EBITDA to Consolidated Fixed Charges, in each case for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters, shall at all times exceed 1.5 to 1.00.

                  SECTION 5.26. Y2K COMPLIANCE.

                  The Borrower/Parent will meet the milestones contained in the Y2K Plan and will have all hardware and software systems Year 2000 Compliant and Ready (including all internal and external testing) on or before December 1, 1999.

                  SECTION 5.27. SIGNIFICANT SUBSIDIARIES TO BE GUARANTORS; ELECTION TO BECOME GUARANTOR.

                  Any Subsidiary (whether existing on the Closing Date or acquired or created thereafter), subject to Section 5.28, as to IRT Partners L.P. (i) must become a Guarantor promptly upon becoming a Significant Subsidiary, and (ii) may elect to become a Guarantor at any time if it is not a Significant Subsidiary, in each case by (x) executing and delivering to the Administrative Agent a counterpart of the Guaranty and a counterpart of the Contribution Agreement, thereby becoming a party to each of them, (y) delivering to the Administrative Agent an opinion of counsel to such Subsidiary, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, the form attached hereto as Exhibit B (being one such satisfactory form, but limited to such Subsidiary, and making appropriate modifications, and
(z) delivering to the Administrative Agent documents pertaining to the Subsidiary reasonably requested by the Administrative Agent of the types described in paragraph (f) of Section 3.01 (but making appropriate modifications).

                  SECTION. 5.28. TOP LEVEL REORGANIZATION.

                  The Borrower currently anticipates accomplishing a corporate reorganization at the top level of the corporate structure. Pursuant to such reorganization, the following steps would be accomplished: (1) a new corporation ("Newco") would be created, which initially would be, directly or indirectly, wholly owned by IRT Property Company, and to which IRT Property Company would transfer all of its 1% general partnership interest in IRT Partners L.P.; (2) IRT Property Company would be merged into IRT Partners L.P. through one or a series of mergers, with IRT Partners L.P. being the surviving entity, (3) the name of Newco would be changed to "IRT Property Company" (from and after the consummation of the Top Level Reorganization, as defined below, Newco is referred to as the "Parent" for all purposes under the Credit Agreement and the other Loan Documents), and (4) the capital stock of the Parent would be or would be deemed to be exchanged for the capital stock of IRT Property Company, so that, after giving effect to the foregoing steps (the completion of all such steps being the "Top Level Reorganization"), the Parent would be a public company which would be a holding company and own, directly or indirectly, in excess of 90% of the capital stock of IRT Partners L.P., which would become a Subsidiary. The Administrative Agent and the Banks hereby consent to the Top Level Reorganization and the transfers and other transactions contemplated thereby, so long as each of the following conditions is satisfied (collectively, the "Top Level Reorganization Conditions"):

                  (i) IRT Partners L.P., as the surviving entity of the merger, shall become the "Borrower" for all purposes hereunder, and shall execute and deliver to the Administrative Agent, (x) a Joinder Agreement in substantially the form attached hereto as Exhibit Q, thereby obtaining all of the rights and assuming all of the obligations of the "Borrower" hereunder and under the Notes and the other Loan Documents (other than the Guaranty), (ii) a new Syndicated Loan Note and a new Money Market Loan Note for each Bank, which new Notes will be distributed to the Banks in exchange for the original Notes, which shall be surrendered for cancellation;

                  (ii) IRT Partners L.P. shall be released from the Guaranty, and shall no longer be a Guarantor (but shall remain a party to the Contribution Agreement);

                  (iii) The Parent shall execute a counterpart of the Guaranty and the Contribution Agreement, and shall become a joint and several Guarantor for all purposes hereunder and under the Guaranty;

                  (iv) IRT Partners L.P. and the Parent shall deliver to the Administrative Agent documents of the types described in Section 3.01(f) and an opinion of counsel similar to Exhibit B, but in each case pertaining and referring to such Joinder Agreement and the Notes and the other Loan Documents (and the binding effect of this Agreement and the Notes as a result thereof), as to IRT Partners L.P., and the Guaranty (including, without limitation the representations and warranties of the Parent contained in Articles IV and V hereof, which are incorporated in the Guaranty), as to the Parent; and

                  (v) The Top Level Reorganization and each of the conditions set forth in clauses (i) through (iv) above shall have been completed and consummated on or before 15 months after the Closing Date, at a time when no Default or Event of Default is in existence.

                                  ARTICLE VI.

                                    DEFAULTS

                  SECTION 6.01. EVENTS OF DEFAULT.

                  If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                  (b) the Borrower or the Parent shall fail to observe or perform any covenant contained in Sections 5.01(e), 5.01(i), 5.01(j), 5.02(ii), 5.03 through 5.06, inclusive, Section 5.09, Sections 5.15 or 5.16, or Sections 5.18 through 5.27, inclusive; or

                  (c) the Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) or the Guaranty and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank or

         (ii) an Executive Officer of the Borrower otherwise obtains actual knowledge of any such failure; or

                  (d) any representation, warranty, certification or statement made by the Borrower or any Guarantor in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                  (e) the Borrower, the Parent or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) in an individual principal amount of $5,000,000 or more or in an aggregate principal amount of $10,000,000 or more when due or within any applicable grace period; or

                  (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower, the Parent or any Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) in an individual principal amount of $5,000,000 or more or in an aggregate principal amount of $10,000,000 or more, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower, the Parent or any Subsidiary); or

                  (g) the Borrower, the Parent or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower, the Parent or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower, the Parent or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) the Borrower/Parent or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower/Parent, any member of the Controlled

         Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower/Parent or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

                  (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, the Parent or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                  (k) a federal tax lien shall be filed against the Borrower, the Parent or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under
         Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                  (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of [20%] or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower/Parent consists of individuals who were not either (A) directors of the Borrower/Parent as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower/Parent of which a majority consisted of individuals described in clause (A), or
         (C) selected or nominated to become directors by the Board of Directors of the Borrower/Parent of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

                  (m) the occurrence of any event, act, occurrence, or condition which the Required Banks determine either does or has a reasonable probability of causing a Material Adverse Effect.

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and
(iii) the Administrative Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any

Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

                  SECTION 6.02. NOTICE OF DEFAULT.

                  The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII.

                            THE ADMINISTRATIVE AGENT

                  SECTION 7.01. APPOINTMENT; POWERS AND IMMUNITIES.

                  Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                  SECTION 7.02. RELIANCE BY ADMINISTRATIVE AGENT.

                  The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  SECTION 7.03. DEFAULTS.

                  The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                  SECTION 7.04. RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A BANK.

                  With respect to the Loans made by the Administrative Agent and any Affiliate of the Administrative Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Administrative Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. The Administrative Agent and any Affiliate of the Administrative Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if Wachovia were not acting as the Administrative Agent, and the Administrative Agent and any Affiliate of the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                  SECTION 7.05. INDEMNIFICATION.

                  Each Bank severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent; and provided further that no Designated Bank shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Bank makes such payments. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                  SECTION 7.06. CONSEQUENTIAL DAMAGES.

                  THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  SECTION 7.07. PAYEE OF NOTE TREATED AS OWNER.

                  The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                  SECTION 7.08. NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER BANKS.
                  Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

                  SECTION 7.09. FAILURE TO ACT.

                  Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

                  SECTION 7.10. RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                  SECTION 7.11. SYNDICATION AGENT.

                  The Syndication Agent, in its capacity as such, shall have no duties or responsibilities under this Agreement or any of the other Loan Documents.

                                 ARTICLE VIII.

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

                  SECTION 8.01. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR.

                  If on or prior to the first day of any Interest Period:

                  (a) the Administrative Agent reasonably determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                  (b) the Required Banks reasonably determine and advise the Administrative Agent that the London Interbank Offered Rate, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice, or to permit continuations or conversions into such type of Loans, shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given, or continuation or conversion into such type of Fixed Rate Loans for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing shall instead be made as a Base Rate Borrowing, or such Fixed Rate Loan shall be converted to a Base Rate Loan.

                  SECTION 8.02. ILLEGALITY.

                  If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make or permit continuations or conversions of Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity, and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to
Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                  SECTION 8.03. INCREASED COST AND REDUCED RETURN.

                  (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                      (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                      (ii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount reasonably deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                  (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount reasonably


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

deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                  (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error; provided, however, that the liability of the Borrower to provide compensation to such Bank hereunder shall be limited to amounts incurred within 90 days prior to such certification. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                  (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                  SECTION 8.04. BASE RATE LOANS OR OTHER FIXED RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE LOANS.

                  If (i) the obligation of any Bank to make or maintain any type of Fixed Rate Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Bank as, or permitted to be continued as or converted into, Euro-Dollar Loans shall be instead be made or converted into Base Rate Loans, and

                  (b) after each of such Fixed Rate Loans has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                  SECTION 8.05. COMPENSATION.

                  Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall reasonably compensate such Bank for any loss, cost or expense actually incurred by such Bank as a result of:

                  (a) any payment or prepayment (pursuant to Section 2.11, 2.13, 6.01, 8.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

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

                  (b) any failure by the Borrower to prepay a Fixed Rate Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

                  (c) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e);

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan).

                  SECTION 8.06. REPLACEMENT OF BANKS.

                  If any Bank (a "Notice Bank") makes demand for amounts owed under Section 8.03 (other than due to any change in the Eurodollar Reserve Percentage), or gives notice under Section 8.02 that it can no longer participate in Euro-Dollar Loans, then in each case the Borrower shall have the right, if no Default or Event of Default exists, and subject to the terms and conditions set forth in Section 9.08(c), to designate an assignee (a "Replacement Bank") to purchase the Notice Bank's share of outstanding Syndicated Loans, Money Market Loans and all other obligations hereunder and to assume the Notice Bank's obligations to the Borrower under this Agreement; provided, that, any Replacement Bank must be reasonably acceptable to the Administrative Agent and the Required Banks (and, in any event, may not be an Affiliate of the Borrower). Subject to the foregoing, the Notice Bank agrees to assign without recourse to the Replacement Bank its share of outstanding Syndicated Loans and Money Market Loans and its Commitment, and to delegate to the Replacement Bank its obligations to the Borrower under this Agreement and its future obligations to the Administrative Agent under this Agreement. Upon such sale and delegation by the Notice Bank and the purchase and assumption by the Replacement Bank, and compliance with the provisions of Section 9.08(c), the Notice Bank shall cease to be a "Bank" hereunder and the Replacement Bank shall become a "Bank" under this Agreement; provided, however, that any Notice Bank shall continue to be entitled to the indemnification provisions contained elsewhere herein.


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
                                  ARTICLE IX.

                                  MISCELLANEOUS

                  SECTION 9.01. NOTICES.

                  All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

                  SECTION 9.02. NO WAIVERS.

                  No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 9.03. EXPENSES; DOCUMENTARY TAXES.

                  The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent actually incurred, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and the Banks, including reasonable fees and disbursements of counsel actually incurred, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

                  SECTION 9.04. INDEMNIFICATION.

                  The Borrower shall indemnify the Administrative Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses (i) incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or (ii) to the extent they are determined by final judgment of a court of competent jurisdiction to have resulted from a breach of contract by such Person seeking indemnification with respect to the Loan Documents.

                  SECTION 9.05. SETOFF; SHARING OF SETOFFS.

                  (a) The Borrower hereby hereby authorizes the Administrative Agent and each Bank, upon the occurrence and during the continuance of an Event of Default, at any time or times with or without prior notice to apply any balances in the Borrower's deposit accounts of any kind, or any interest in any deposits or deposit accounts thereof, held by any Bank or the Administrative Agent for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Bank, whether now existing or hereafter established to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. Each Bank and the Administrative Agent agrees to promptly notify the Borrower after any such set-off or application. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                  (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law and pursuant to the terms hereof, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                  SECTION 9.06. AMENDMENTS AND WAIVERS.

                  (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or the rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, (viii) release any Guarantee given to support payment of the Loans or (ix) change the definition of "Borrowing Base".

                  (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

                  (c) The Designated Bank hereby appoints Designating Bank as Designated Bank's agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of the Designated Bank under this Agreement, to deliver and receive all communications and notices under this Agreement and other Loan Documents and to exercise on the Designed Bank's behalf all rights to vote and to grant and make approvals, waivers, consent of amendments to or under this Agreement or other Loan Documents. Any document executed by such agent on the Designated Bank's behalf in connection with this Agreement or other Loan Documents shall be binding on the Designated Bank. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

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

                  SECTION 9.07. NO MARGIN STOCK COLLATERAL.

                  Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  SECTION 9.08. SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                  (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Money Market Loan or Money Market Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

                  (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank or an Affiliate or Related Fund of a Bank), subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph

(c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000 (except that there shall be no such minimum if the assignment is to any Bank or any Affiliate or Related Fund of any Bank), (iii) except during the continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate or Related Fund of a Bank without the consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld and (iv) a Bank may not have more than 3 Assignees that are not then Banks (or an Affiliate or Related Fund thereof) at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee to the Administrative Agent of (1) if such Assignee is a Bank or an Affiliate or Related Fund of a Bank, $1,000), and (ii) for any other Assignee, $3,500, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

                  (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                  (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 2.13(c), 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of

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

such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

                  (g) Any Bank may at any time designate not more than one Designated Bank to fund Money Market Loans on behalf of such Designating Bank subject to the terms of Section 9.08(c), and the provisions of Section 9.08(c) shall not apply to such designation. No Bank may have more than one Designated Bank at any time. Such designation may occur either by the execution of the signature pages hereof by such Bank and Designated Bank next to the appropriate "Designating Bank" and "Designated Bank" captions, or by execution by such parties of a Designation Agreement subsequent to the date hereof; provided, that any Bank and its Designated Bank executing the signatures pages hereof as "Designating Bank" and "Designated Bank", respectively, on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be acknowledged by the Borrower and the Administrative Agent. The parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the Administrative Agent and the Borrower for their acknowledgment a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Bank and a designee representing that it is a Designated Bank and acknowledge by the Borrower, the Administrative Agent will acknowledge such Designation Agreement and will give prompt notice thereof to the Borrower and the other Banks, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Money Market Loans on behalf of its Designating Bank pursuant to Section 2.03(h), and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent and the Banks for each and every obligation of the Designating Bank and its related Designated Bank with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.05 and any sums otherwise payable to the Borrower by the Designated Bank. Each Designating Bank, or a specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Bank and shall on behalf of its Designated Bank: (x) receive any and all payments made for the benefit of such Designated Bank and (y) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Bank, or specified branch or affiliate thereof, as administrative agent for its Designated Bank and need not be signed by such Designated Bank on its own behalf. The Borrower, the Administrative Agent and the Banks may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Bank or Liquidity Bank (but any assignment to a Liquidity Bank shall not curtail or affect the appointment or rights of the Designating Bank pursuant to Section 9.06(c) or Section 4 of the Designation Agreement, which appointment and rights are irrevocable), if any, or otherwise in accordance with the provisions of Section 2.03(h).

                  SECTION 9.09. CONFIDENTIALITY.

                  Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors, and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09 and (ix) by any Designated Bank to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such Designated Bank which has agreed in writing to be bound by the provisions of this Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

                  SECTION 9.10. REPRESENTATION BY BANKS.

                  Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

                  SECTION 9.11. OBLIGATIONS SEVERAL.

                  The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

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
                  SECTION 9.12. GEORGIA LAW.

                  This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

                  SECTION 9.13. SEVERABILITY.

                  In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                  SECTION 9.14. INTEREST.

                  In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Administrative Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

                  SECTION 9.15. INTERPRETATION.

                  No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                  SECTION 9.16. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                  The Borrower (a) and each of the Banks and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                  SECTION 9.17. COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 9.18. SOURCE OF FUNDS -- ERISA.

                  Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  SECTION 9.19. NO BANKRUPTCY PROCEEDINGS.

                  Each of the Borrower, the Administrative Agent and the Banks agrees that it will not institute against any Designated Bank or join any other Person in instituting against any Designated Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Bank.

                  SECTION 9.20. APPROVAL OF GUARANTY PROVISIONS

                  The Administrative Agent and the Banks hereby approve the terms, conditions and provisions of the Guaranty, and agree to be bound thereby, including, without limitation, the provisions of Paragraph 10 thereof, providing for the sharing of "Guaranty Proceeds" with holders of "Existing Senior Obligations" (as those terms are defined therein) pursuant and subject to the terms of such Paragraph 10.



               [Signatures are contained on the following pages.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.



                              IRT PROPERTY COMPANY                   (SEAL)




                              By:    /s/ James G. Levy
                                 -------------------------------------------
                                     James G. Levy
                                     Senior Vice President

                              IRT Property Company
                              200 Galleria Parkway, Suite 1400
                              Atlanta, Georgia 30339
                              Attention: James G. Levy
                              Telecopier number: 770-988-8773
                              Confirmation number: 770-955-4406

COMMITMENTS                     WACHOVIA BANK, N.A.,
                                as Administrative Agent and as a Bank  (SEAL)



$30,000,000                     By:   /s/ CATHY CASEY
                                    ------------------------------------------
                                        Title: SVP

                                Lending Office
                                Wachovia Bank, N.A.
                                191 Peachtree Street, N.E.
                                Atlanta, Georgia 30303-1757
                                Attention: Cathy Casey
                                Telecopier number: 404-332-4066
                                Confirmation number: 404-332-5649

                                    FIRST UNION NATIONAL BANK,
                                    as Syndication Agent and as a Bank  (SEAL)



$25,000,000                         By:   /s/ JOHN SCHISSEL
                                       --------------------------------------
                                           Title: Director

                                    Lending Office

                                    First Union National Bank
                                    One First Union Center, TW-6
                                    Charlotte, North Carolina 28288
                                    Attention: John Schissel
                                    Telecopier number: 704-383-6205
                                    Confirmation number: 704-383-1967

$20,000,000                           AMSOUTH BANK, as a Bank             (SEAL)



                                      By:    /s/ KATHEIRNE ALLEN
                                         --------------------------------------
                                             Title: AVP

                                      Lending Office

                                      AmSouth Bank
                                      Commercial Real Estate Department
                                      1900 5th Avenue North
                                      Birmingham, Alabama 35203
                                      Attention: Katherine Allen
                                      Telecopier number: 205-326-4075
                                      Confirmation number: 205-326-4788

$15,000,000                         SOUTHTRUST BANK, N.A., as a Bank      (SEAL)



                                    By:  /s/ SAM BOROUGHS
                                       -----------------------------------------
                                       Title: Assistant Vice President


                                    Lending Office

                                    SouthTrust Bank, N.A.
                                    420 North 20th Street
                                    11th Floor
                                    Birmingham, Alabama 35203
                                    Attention: Sam Boroughs
                                    Telecopier number: 205-254-8270
                                    Confirmation number: 205-254-5039

$10,000,000                           SUNTRUST BANK, ATLANTA, as a Bank   (SEAL)



                                      By:  /s/ W. JOHN NEILL
                                         --------------------------------------
                                           Title: EVP


                                      Lending Office

                                      SunTrust Bank, Atlanta
                                      50 Hurt Plaza, Suite 700
                                      Atlanta, Georgia 30303
                                      Attention: John Neill
                                      Telecopier number: 404-827-6774
                                      Confirmation number: 404-588-8248


TOTAL COMMITMENTS

$100,000,000

                                                                     EXHIBIT A-1


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                               [November __,] 1999


                  For value received, IRT PROPERTY COMPANY, a Georgia corporation (the "Borrower"), promises to pay to the order of ___________________________________________________________, a
____________________ (the "Bank"), for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS
($__________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of November 1, 1999 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                  The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                  IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                       IRT PROPERTY COMPANY               (SEAL)



                                       By:
                                           -------------------------------------
                                           James G. Levy
                                           Senior Vice President

                            SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------------------------
                   BASE RATE OR                         AMOUNT OF
                       EURO             AMOUNT          PRINCIPAL        MATURITY         NOTATION
     DATE          DOLLAR LOAN          OF LOAN          REPAID            DATE            MADE BY
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-2


                             MONEY MARKET LOAN NOTE

                             As of November 1, 1999


                  For value received, IRT PROPERTY COMPANY, a Georgia corporation (the "Borrower"), promises to pay to the order of ______________________________________, a _______________ (the "Bank"), for the
account of its Lending Office, the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                  All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Credit Agreement dated as of November 1, 1999 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Money Market Loan Note is collected by law or through an attorney at law.

                  The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                  IN WITNESS WHEREOF, the Borrower has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



                                           IRT PROPERTY COMPANY           (SEAL)



                                           By:
                                               ---------------------------------
                                               James G. Levy
                                               Senior Vice President

                  MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL


                            MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------------------------
                                                       AMOUNT OF        STATED
                  INTEREST           AMOUNT            PRINCIPAL       MATURITY           NOTATION
     DATE           RATE            OF LOAN             REPAID           DATE              MADE BY
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                                   OPINION OF
                   COUNSEL FOR THE BORROWER AND THE GUARANTORS


                        [LETTERHEAD OF ALSTON & BIRD LLP]


                                November 1, 1999

To the Parties shown on Exhibit A hereto
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Dear Sirs:

                  We have acted as counsel for IRT Property Company, a Georgia corporation (the "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of November 1, 1999, among the Borrower, the banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. We have also acted as counsel for IRT Capital Corporation II, a Georgia corporation ("IRT Capital"), IRT Partners L.P., a Georgia limited partnership ("IRT Partners"), IRT Management Company, a Georgia corporation ("IRT Management", IRT Management, together with IRT Capital and IRT Partners, each individually a "Georgia Guarantor" and collectively, the "Georgia Guarantors")), and IRT Alabama, Inc., an Alabama corporation ("IRT Alabama", and together with the Georgia Guarantors, each individually a "Guarantor" and collectively, the "Guarantors").

                  In connection with this opinion, we have examined originals or photostatic or certified copies of the following documents: (i) the Credit Agreement; (ii) each of the Notes dated as of the date hereof; (iii) the Guaranty Agreement; and (iv) the Contribution Agreement (collectively, the "Credit Documents"). We have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  In rendering this opinion, we have assumed (i) the genuineness of all signatures of, and the authority of, all persons signing all agreements and documents on behalf of the parties thereto other than the Borrower and the Guarantors; (iii) the authenticity of all documents submitted to us as originals; (iv) the conformity to authentic original documents of all documents submitted to us as photostatic or certified copies; (v) the due authorization, execution and delivery of all agreements and documents by all parties thereto other than the Borrower and the Guarantors; (vi) the legal right and power of all such parties other than the Borrower and the Guarantors under all applicable laws and regulations to enter into, execute and deliver such agreements and documents; (vii) that such agreements and documents and are the legal, valid and binding obligations of all parties thereto (other than the Borrower and Guarantors) enforceable against such parties in accordance with their terms.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia, which Interpretative Standards are incorporated in this opinion letter by this reference. Capitalized terms used in this opinion letter and the attachments hereto and not otherwise defined herein shall have the meanings assigned to such terms in the Interpretive Standards and/or the Credit Agreement.


                  As to factual matters forming a basis of our opinions, whenever an opinion with respect to existence or absence of a fact or an opinion which is based in whole or in part on the existence or absence of the fact is qualified by the phrase "to our knowledge," or words to that effect, it is intended to indicate that we have no actual knowledge that any such fact is inaccurate, and further that any such statement is limited to the current awareness of Ralph F. MacDonald, Mark Nance and Andrea Goodrich (the "Primary Lawyer Group"), the attorneys involved in our representation of the Borrower and Guarantors in connection with the matters described herein. In this connection, we have relied, with your permission, upon the articles or certificate of incorporation and bylaws of the Borrower and each Guarantor, upon certificates of public officials, upon the representations and warranties contained in the Credit Documents to the extent the same relate to matters of fact relevant to the opinions expressed herein and an officer's certificate attached hereto as Exhibit B. We have no reason to believe that such items are not true and correct in all material respects.

                 The opinions set forth herein are limited to the laws of the State of Georgia, applicable federal laws and, solely for purposes of the opinions set forth in paragraphs 4 and 5(i) and (ii), the Alabama Business Corporation Code.

                  Upon the basis of the foregoing, and subject to the qualifications hereinafter set forth or incorporated herein, we are of the opinion that:

                  1. The Borrower is a corporation, validly existing and in good standing under the laws of Georgia and has all corporate powers required to carry on its business as now conducted.

                  2. Each Georgia Guarantor (other than IRT Partners) is a corporation, validly existing and in good standing under the laws of Georgia and has all corporate powers required to carry on its business as now conducted.

                  3. IRT Partners is a limited partnership, validly existing and in good standing under the laws of Georgia and has all powers required to carry on its business as now conducted.

                  4. IRT Alabama is a corporation, validly existing and in good standing under the laws of Alabama and has all corporate powers required to carry on its business as now conducted.

                  5. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes and of the Guaranty by the Guarantors (i) are within the Borrower's and each Guarantor's powers, (ii) have been duly authorized by all necessary corporate or partnership action, as applicable,
(iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the organizational documents of the Borrower or any Guarantor or any judgment, injunction, order, decree or any Material Contract which to our knowledge is binding upon the Borrower or any Guarantor and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries. With your permission we have assumed that the term "Material Contracts" used above includes only those agreements set forth on Exhibit C hereto.

                  6. The Credit Agreement, the Notes and the Guaranty are enforceable.

                  7. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  8. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  Based upon the limitations and qualifications set forth above and incorporated herein, we confirm to you that, to our knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Credit Agreement, any Note or the Guaranty. The foregoing confirmation is based solely upon the current awareness of the Primary Lawyer Group and the officer's certificate, provided, however, that the determination of materiality is based solely on the officer's certificate. Furthermore, we have made no examination of our files, the files of the Borrower or its Subsidiaries or the plaintiff or defendant indices of any federal, state or other court or any other tribunal to determine the existence of any suits or proceedings pending or threatened against the Borrower or its Subsidiaries.

                  We are qualified to practice in the State of Georgia and do not purport to be experts on any laws other than the laws of the United States and the State of Georgia and, except with respect to matters under the Alabama Business Corporation Act discussed in paragraphs 4, 5(i) and 5(ii), this opinion is rendered only with respect to such laws. We have made no independent investigation of the laws of any other jurisdiction. This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. Opinions rendered herein are as of the date hereof, and we make no undertaking and expressly disclaim any duty to supplement such opinions if, after the date hereof, facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit Agreement, and Jones, Day, Reavis & Pogue without our prior written consent.


                                               Very truly yours,


                                               ALSTON & BIRD LLP



                                               By:
                                                  ----------------------------
                                                  A Partner

                                    EXHIBIT A


                               Wachovia Bank, N.A.
                            First Union National Bank
                                  AmSouth Bank
                              SouthTrust Bank, N.A.
                             SunTrust Bank, Atlanta

                                    EXHIBIT B


                              OFFICER'S CERTIFICATE

                                   (Attached)

                                    EXHIBIT C


                               MATERIAL CONTRACTS

                                                                       EXHIBIT C


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT


                                           [Dated as provided in Section 3.01 of
                                           the Credit Agreement]


To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

                  We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of IRT Property Company, a Georgia corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent") and First Union National Bank, as Syndication Agent, and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement and not defined herein are used herein as therein defined.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, and of the Guaranty by IRT Capital Corporation II, a Georgia corporation, IRT Partners L.P., a Georgia limited partnership, IRT Management Company, a Georgia corporation and IRT Alabama, Inc., an Alabama corporation (each individually a "Guarantor" and collectively, the "Guarantors") we are of the opinion that:

                  1. The Credit Agreement and the Notes constitute valid and binding agreements of the Borrower and the Guaranty constitutes valid and binding obligations of the Guarantors, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

                  2. The obligations of the Borrower to the Administrative Agent and the Banks under the Credit Agreement (the "Bank Obligations") constitute "Existing Senior Indebtedness", as defined in Section 2.8 of the Supplemental Indenture No. 3 dated as of September 9, 1998 executed by the Borrower, as the "Company", IRT Partners L.P., as the "Guarantor" and SunTrust Bank, Atlanta, as the "Trustee", supplementing the Indenture dated as of November 9, 1995, as amended, a form of which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as an exhibit to the Borrower's Registration Statement on Form S-3 (Registration No. 33-63523), providing for the issuance from time to time of senior debt securities, and in the event any "Guaranty Proceeds" (as defined in such Section 2.8) are received thereunder, the Administrative Agent and the Banks would be entitled to receive an equal and ratable distribution thereof pursuant to such Section 2.8, based on the principal amount of the Bank Obligations then outstanding at the time of such distribution.

                  In giving the foregoing opinions, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.


                                         Very truly yours,

                                                                       EXHIBIT D


                            ASSIGNMENT AND ACCEPTANCE
                       Dated ________________ ___, ______


                  Reference is made to the Credit Agreement dated as of November 1, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among IRT Property Company, a Georgia corporation (the "Borrower"), the Banks (as defined in the Credit Agreement), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent") and First Union National Bank, as Syndication Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

                 __________________________ (the "Assignor") and
  _________________________________________(the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a _______% interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a ________ interest (which on the Effective Date hereof is $________) in the Syndicated Loans [and Money Market Loans] owing to the Assignor and a ____% interest in the Note[s] held by the Assignor (which on the Effective Date hereof is $__________).

                  2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Syndicated Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such Note[s] for [a new Syndicated Loan Note dated ______________, _______ in the principal amount of $__________ payable to the order of the Assignee and a new Money Market Loan Note dated ___________, ___ in the principal amount of $___ payable to the order of the Assignee]
[new Notes as follows: a (i) Syndicated Loan Note dated __________________, _____ in the principal amount of $_____ payable to the order of the Assignor (ii) Syndicated Loan Note dated _______________, _______ in the principal amount of $____ payable to the order of the Assignee, and (iii) and a new Money Market Loan Note dated ___________, ____ in the principal amount of $___ payable to the order of the Assignee].

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 9.18 of the Credit Agreement[, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

                  4. The Effective Date for this Assignment and Acceptance shall be _______________, _____(the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent and to the Borrower for execution by the Borrower.

                  5. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

                  6. Upon such execution and acceptance by the Administrative Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                                       [NAME OF ASSIGNOR]



                                       By:
                                           -------------------------------------
                                           Title:

                                       [NAME OF ASSIGNEE]


                                       By:
                                           -------------------------------------
                                           Title:


                                       Lending Office:
                                       [Address]

                                       WACHOVIA BANK, N.A.,
                                       As Administrative Agent

                                       By:
                                           -------------------------------------
                                           Title:

                                       IRT PROPERTY COMPANY
                                       IF REQUIRED BY THE CREDIT AGREEMENT

                                       BY:
                                           -------------------------------------
                                           TITLE:

                                                                     EXHIBIT E-1


                               NOTICE OF BORROWING


                          ----------------- ----, -----



Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Syndications Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of November 1, 1999 by and among IRT Property Company(1), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent.

Gentlemen:

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

                  This Notice of Borrowing is delivered to you pursuant to
Section 2.02 of the Credit Agreement.

                  The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] in the aggregate principal amount of $__________ to be made on ______________, 199____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. [The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].

                  The amount available to be borrowed under Section 2.01 of the Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

                  (a)      Aggregate amount of Commitments                                      $
                                                                                                 --------------
                  (b)      Borrowing Base per most recent Borrowing Base Certificate
                                                                                                $
                                                                                                 --------------
                  (c)      Principal amount outstanding under Syndicated Loans
                                                                                                $
                                                                                                 --------------

--------------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                  (d)      Principal amount outstanding under Money Market Loans
                                                                                                $
                                                                                                 --------------
                  (e)      Amount available to be borrowed (lesser of (a) or (b), less
                           sum of (c), (d) and (e) $______                                      $
                                                                                                 --------------


                  The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _________ day of ______________, _____.



                                       IRT PROPERTY COMPANY(1)


                                       By:
                                           -------------------------------------
                                           Title:

---------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                                                                     EXHIBIT E-2

                      NOTICE OF CONTINUATION OR CONVERSION


                          ---------------------, -----




Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Syndications Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of November 1, 1999 by and among IRT Property Company(1), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent.

Gentlemen:

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

                  This Notice of Continuation or Conversion is delivered to you pursuant to Section 2.04 of the Credit Agreement.

                  With respect to the [Euro-Dollar Loans] [Base Rate Loans] in the aggregate amount of $ [which has an Interest Period ending on _____________,] the Borrower hereby requests that such loan be [converted to a Base Rate Loan] [converted to a Euro-Dollar Loan][continued as a Euro-Dollar Loan] in the aggregate principal amount of $__________ to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Euro-Dollar Loans]. [The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].

                  The Borrower has caused this Notice of Continuation or Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________, ____.

                                       IRT PROPERTY COMPANY(2)
                                       *

                                       By:
                                           -------------------------------------
                                           Title:


------------

(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.
(2) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                                                                       EXHIBIT F


                             COMPLIANCE CERTIFICATE


                  Reference is made to the Credit Agreement dated as of November 1, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") by and among IRT Property Company(1), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement; all amounts shown herein, unless expressly set forth to the contrary, shall be without duplication.

                  Pursuant to Section 5.01(c) of the Credit Agreement, _____________, the duly authorized __________ of the Borrower, hereby (i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _________, _____, and that, to the best or our knowledge, no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date (except to the extent any such representation or warranty is expressly made as of a prior date).


                                       IRT PROPERTY COMPANY.,
                                       a Georgia corporation


                                       By:
                                           -------------------------------------
                                           Its:




----------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                              COMPLIANCE CHECK LIST
                              IRT PROPERTY COMPANY

                         -------------------------------

                            -----------------, ------


1. Consolidations, Mergers and Sales of Assets (Section 5.05)

                           The Borrower and the Parent will not, nor will they permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Top Level Reorganization may be consummated, subject to satisfaction of the Top Level Reorganization Conditions, and the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower/Parent may merge with one another, and with the Borrower (c) Subsidiaries of the Borrower/Parent may merge with any other Person, so long as (i) such Person was organized under the laws of the United States of America or one of its states (ii) such Person shall become a Subsidiary immediately upon consummation of such merger (and if the merging Subsidiary was a Guarantor and is not the corporation surviving such merger, such Person shall comply with Section 5.27) and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, (A) sales, leases or transfers of assets between Guarantors or between any Guarantor and the Borrower, or transfers pursuant to the Top Level Reorganization, subject to satisfaction of the Top Level Reorganization conditions, or (B) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either (x) constituted more than 15% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 15% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

                  (a)      Aggregate amount of assets sold during Fiscal Quarter
                           just ended                                                              $
                                                                                                    -----------

                  (b)      Aggregate amount of assets sold during 3 prior Fiscal Quarters
                                                                                                   $
                                                                                                    -----------

                  (c)      Sum of (a) and (b)
                                                                                                   $
                                                                                                    -----------
                  (d)      Consolidated Total Assets
                                                                                                   $
                                                                                                    -----------
                  (e)      15% of (d)
                                                                                                   $
                                                                                                    -----------

                           Limitation: (c) may not exceed (e)

                  (f)      aggregate amount of Consolidated Operating Profit contributed by
                           assets sold during Fiscal Quarter just ended                            $
                                                                                                    -----------

                  (g)      aggregate amount of Consolidated Operating Profit contributed by
                           assets sold during 3 prior Fiscal Quarters                              $
                                                                                                    -----------

                  (h)      sum of (f) and (g)
                                                                                                   $
                                                                                                    -----------

                  (i)      Total Consolidated Operating Profits during Fiscal Quarter just
                           ended and 3 prior Fiscal Quarters                                       $
                                                                                                    -----------

                  (j)      15% of (i)                                                              $
                                                                                                    -----------

                           Limitation: (h) may not exceed (j)                                      ---------


2.       Restricted Payments (Section 5.15)(1)

                  The Borrower's/Parent's Restricted Payments in any calendar year shall not exceed (i) as to purchases of Capital Stock in connection with any Stock Buyback Plan, acquisition of shares in any 12 month period in excess of 10% of all of the Borrower/Parent's Capital Stock outstanding at the beginning of such period, and (ii) as to other Restricted Payments, 95% of Funds From Operations for such period.



----------
(1) Include this paragraph 2 and Schedule 1 only with the first Compliance Certificate furnished after the end of each Fiscal Year.

                  (a)      Acquisitions of shares pursuant to a Stock Buyback Plan
                           during last 12 months                                                   $
                                                                                                    -----------

                  (b)      Capital Stock of Borrower/Parent at the beginning of
                           such 12 month period                                                    $
                                                                                                    -----------

                  (c)      10% of (b)
                                                                                                   $
                                                                                                    -----------

                  (d)      Limitation: (a) may not exceed (c)

                  (e)      Other Restricted Payments for current calendar year
                                                                                                   $
                                                                                                    -----------
                  (f)      Funds From Operations for current calendar year Schedule 1
                                                                                                   $
                                                                                                    -----------
                  (g)      95% of (f)
                           Limitation: (e) may not exceed (g)                                      $
                                                                                                    -----------

3. Investments (Section 5.16)

                  Neither the Borrower, the Parent nor any of its Subsidiaries shall make Investments in any Person except (i) loans or advances to employees not exceeding $10,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998; (ii) deposits required by government agencies or public utilities, (ii) Investments in direct obligations of the United States Government maturing within one year, (iii) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iv) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (v) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (vi) Investments existing on the Closing Date, (vii) Investments in Guarantors (or in any Person which, upon the making of such Investment, becomes a Guarantor pursuant to
                  Section 5.27) and (viii) other Investments which do not at any time exceed an aggregate amount outstanding equal to (1) at any time during which the Borrower's Debt Rating is both BBB or better by S&P and Baa2 or better by Moody's 20% of Consolidated Total Assets, and (2) at any other time, 15% of Consolidated Total Assets; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.


                  (a)      Loans and advances to employees                                          $
                                                                                                     ----------

                           Limitation
                                                                                                    $10,000,000

                  (b)      Other Investments not permitted by clauses (ii) through (vii)            $
                                                                                                     ----------

                  (c)      Consolidated Total Assets
                                                                                                    $
                                                                                                     ----------

                  (d)      [20%][15%] of (c)
                                                                                                    $
                                                                                                     ----------

                           Limitation: (b) may not exceed (d)


4.       Additional Debt (Section 5.19)

                  Neither the Borrower, the Parent nor any Subsidiary will create, incur, assume or suffer to exist any Debt except (i) Debt in existence on the Closing Date; (ii) Debt of any Guarantor to the Borrower or to any other Guarantor, (iii) other unsecured revolving credit in an aggregate outstanding principal amount not at any time exceeding $15,000,000, (iv) publicly held debt having a maturity later than the Termination Date, and (v) other Debt which is privately held and which does not constitute revolving credit (including Debt included in Consolidated Total Secured Debt, so long as it is not revolving credit, and subject to the provisions of Sections 5.17 and 5.21).

                  a)     Unsecured revolving credit not permitted by clauses (i)
                         and (ii)                                                                   $
                                                                                                     -----------

                         Limitation:                                                                $ 15,000,000


5. Ratio of Consolidated Total Liabilities to Consolidated Total Asset Value (Section 5.20) The ratio of Consolidated Total Liabilities to Consolidated Total Asset Value shall at all times be equal to or less than 0.55 to 1.0


                  (a)      Consolidated Total Liabilities     Schedule 2                           $
                                                                                                    -----------

                  (b)      Consolidated Total Asset Value    Schedule 3                            $
                                                                                                    -----------

                  (c)      Actual ratio of (a) to (b)                                                 __ to 1.0

                           Maximum Ratio                                                            0.55 to 1.0


6. Ratio of Consolidated Total Secured Debt to Consolidated Total Asset Value (Section 5.21)

                  The ratio of Consolidated Total Secured Debt to Consolidated Total Asset Value shall at all times be equal to or less than
                  0.35 to 1.0.


                  (a)      Consolidated Total Secured Debt     Schedule 4                          $
                                                                                                    -----------

                  (b)      Consolidated Total Asset Value     Schedule 3                           $
                                                                                                    -----------

                  (c)      Actual ratio of (a) to (b)
                                                                                                    ____ to 1.0

                           Maximum Ratio                                                            0.35 to 1.0


7.       Ratio of Consolidated EBITDA to Consolidated Interest Expense (Section
         5.22)

                  The ratio of Consolidated EBITDA to Consolidated Interest Expense actually incurred for the Fiscal Quarter just ended will not be less than 2.0 to 1.0.

                  (a)      Consolidated EBITDA     Schedule 5                                       $
                                                                                                     -----------

                  (b)      Consolidated Interest Expense                                            $
                                                                                                     -----------

                  (c)      Ratio of (a) to (b) to 1.0
                                                                                                    _____ to 1.0

                           Minimum Ratio                                                              2.0 to 1.0


8. Ratio of Consolidated Unencumbered Real Estate Assets to Consolidated Unsecured Senior Debt (Section 5.23)

                  The ratio of Consolidated Unencumbered Real Estate Assets to Consolidated Unsecured Senior Debt shall at all times be greater than 1.65 to 1.00.


                  (a)      Net Operating Income from each Property not subject to a
                           Mortgage     Schedule 6                                                    $
                                                                                                       -------------

                  (b)      (a) divided by 0.0975                                                      $
                                                                                                       -------------

                  (c)      4 times (b)                                                                $
                                                                                                       -------------

                  (d)    acquisition cost of improved Properties not subject to
                         a Mortgage owned by Borrower or any Consolidated Entity
                         less than three months, as determined on the last day
                         of the Fiscal Quarter just ended; plus                                       $
                                                                                                       -------------

                  (e)    book value of all Construction in Progress not subject
                         to a Mortgage and Book Value of unimproved land not
                         subject to a Mortgage                                                        $
                                                                                                       -------------

                  (f)      sum of (c), (d) and (e)                                                    $
                                                                                                       -------------

                  (g)      Consolidated Unsecured Senior Debt     Schedule 7                          $
                                                                                                       -------------

                  (h)      Actual ratio of (f) to (g)                                                   _____ to 1.0

                         Minimum Ratio                                                                   1.65 to 1.0

9. Ratio of Consolidated Unencumbered Net Operating Income to Consolidated Unsecured Interest Expense (Section 5.24)

                  The ratio of Consolidated Unencumbered Net Operating Income to Consolidated Unsecured Interest Expense shall at all times be greater than 2.0 to 1.00.


                  a)       Consolidated Unencumbered Net Operating Income     Schedule 6            $
                                                                                                     -------------

                  b)       Consolidated Unsecured Interest Expense                                  $
                                                                                                     -------------

                  c)       Actual ratio of (a) to (b)                                                 _____ to 1.0

                           Minimum Ratio                                                                2.0 to 1.0

10.      Ratio of Consolidated EBITDA to Consolidated Fixed Charges (Section
         5.25)

                  The ratio of Consolidated EBITDA to Consolidated Fixed Charges, in each case for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters, shall at all times exceed 1.5 to 1.00.


                  (a)      Consolidated EBITDA        Schedule 5                                  $
                                                                                                   -------------

                  (b)      Consolidated Fixed Charges            Schedule 8
                                                                                                  $
                                                                                                   -------------

                  (c)      Ratio of (a) to (b) to 1.0
                                                                                                    _____ to 1.0

                           Minimum Ratio                                                              1.5 to 1.0

                                                                      SCHEDULE 1

                              FUNDS FROM OPERATIONS




(for Fiscal Year just ended)(1)

                  GAAP Net income
                                                                                                    $
                                                                                                     -------------

                         plus depreciation and amortization of real estate assets                   $
                                                                                                     -------------

                         plus net loss/(gain) on real estate sales                                  $
                                                                                                     -------------

                         plus loss/(gains) on extraordinary                                         $
                                                                                                     -------------

                         Without duplication, Funds From Operations from unconsolidated entities    $
                                                                                                     -------------

                  FUNDS FROM OPERATIONS                                                             $
                                                                                                     -------------

-----------------
(1) The calculation is subject to change as required by NAREIT, subject to the provisions of Section 1.02.

                                                                      SCHEDULE 2


                         CONSOLIDATED TOTAL LIABILITIES


                               Total Liabilities(1)
                                                                                                    $
                                                                                                     -------------

                           Debt Guaranteed by Borrower or any
                           Guarantor                                                                $
                                                                                                     -------------


                  CONSOLIDATED TOTAL LIABILITIES (sum of (a) and (b))                                $
                                                                                                     -------------


-----------------
(1) Include liabilities on account of Dividends, whether paid or declared but not yet paid.

                                                                      SCHEDULE 3

                         CONSOLIDATED TOTAL ASSET VALUE



                  (a)      Net Operating Income for the 3 month period ending on
                           the last day of the month just ended prior to the date
                           of determination, from each Property owned for three
                           months or longer(1)                                                      $
                                                                                                     -------------

                  (b)      divided by 0.0975                                                        $
                                                                                                     -------------

                  (c)      4 times (b)                                                              $
                                                                                                     -------------

                  (d)      book value of Construction in Progress and unimproved land               $
                                                                                                     -------------

                  (e)      acquisition cost of improved Property owned by Borrower for less
                           than three months                                                        $
                                                                                                     -------------

                  (f)      sum of unrestricted balances on deposit with banks or other financial institutions and all restricted cash held by a Qualified
                           Intermediary on behalf of the Borrower/Parent or any Guarantor           $
                                                                                                     -------------

                  (g)      for all non-Wholly Owned Subsidiaries, the book value of the
                           Ownership Percentage of such Subsidiary                                  $
                                                                                                     -------------

                  (h)      book value of all other Consolidated Tangible Assets                     $
                                                                                                     -------------

                  CONSOLIDATED TOTAL ASSET VALUE (sum of (c)
                  through (h))                                                                      $
                                                                                                     -------------


-----------------
(1) Exclude percentage rents received during such period, but including an amortized value for percentage rents received during the current Fiscal Year.

                                                                      SCHEDULE 4

                       CONSOLIDATED TOTAL SECURED DEBT(1)


                                                          INTEREST      FINAL
                                                           RATE(2)    MATURITY      TOTAL
                                                          --------    --------    ---------

      MONEY BORROWED
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------

                               Total Money Borrowed                               $
                                                                                  ---------

      DEFERRED PURCHASE PRICE OF REAL
     PROPERTY
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------

                      Total Deferred Purchase Price                               $
                                                                                  ---------

      CAPITAL LEASES IN WHICH BORROWER IS THE TENANT
                                                                                  $
      ------------------------------------------------------------------------    ---------
                                                                                  $
      ------------------------------------------------------------------------    ---------
                              Total Capital Leases

     GUARANTEE OF DEBT OF PERSONS OTHER THAN BORROWER AND GUARANTOR

      ----------------------------------------------      --------    --------    ---------

      ----------------------------------------------      --------    --------    ---------

      ----------------------------------------------      --------    --------    ---------

      ----------------------------------------------      --------    --------    ---------

      ----------------------------------------------      --------    --------    ---------

                                 CONSOLIDATED TOTAL
                                       SECURED DEBT                               $
                                                                                  ---------

-------------
(1) Include only Debt secured by a Mortgage. The Borrower/Parent may substitute its own internal spreadsheet for this Schedule, so long as it contains the relevant information.
(2) If rate is fixed, insert contract rate. If rate is floating, state that.

                                                                      SCHEDULE 5

                               CONSOLIDATED EBITDA


_____ quarter _____
      consolidated net income(1)                                  $ _________
      less extraordinary gains                                    $(_________)
      plus extraordinary losses                                   $ _________
      less gains on sales of assets                               $(_________)
      plus losses on sales of assets                              $ _________
      plus losses from Debt forgiveness                           $ _________
      plus expenses re significant non-recurring events           $ _________
      plus Consolidated Interest Expense                          $ _________
      plus taxes on income                                        $ _________
      plus depreciation and amortization                          $ _________
      plus other non-cash charges                                 $ _________

                  Total                                           $ _________

Consolidated EBITDA from 3 immediately preceding
Fiscal Quarters, as reported in prior Compliance Certificates     $ _________

                  Total                                           $ _________

                  Consolidated EBITDA                             $ _________

------------
(1) Exclude minority equity interests.

                                                                      SCHEDULE 6

     NET OPERATING INCOME AND CONSOLIDATED UNENCUMBERED NET OPERATING INCOME

Calculation of Net Operating Income:

(for Fiscal Quarter just ended)

_____ quarter _____


                  (a)      Property Revenues                                                        $
                                                                                                     ----------

                  (b)      Property expenses (excluding depreciation, amortization
                           and debt service)                                                        $
                                                                                                     ----------

                  (c)      Management fee (4% of gross rental income, excluding
                           percentage rents and less any management fees included
                           in (b))                                                                  $
                                                                                                     ----------

                  (d)      25% of annual capital reserve ($0.15 per square foot)                    $
                                                                                                     ----------

                  (e)      NET OPERATING INCOME (sum of (a) less (b) less (c)
                           less (d))                                                                $
                                                                                                     ----------

Calculation of Consolidated Unencumbered Net Operating Income(1)

(for Fiscal Quarter just ended)

_____ quarter _____


                  (a)      Property Revenues                                                        $
                                                                                                     ----------

                  (b)      Property expenses (excluding depreciation, amortization
                           and debt service)                                                        $
                                                                                                     ----------

                  (c)      Management fee (4% of gross rental income, excluding
                           percentage rents and less any management fees included
                           in (b))                                                                  $
                                                                                                     ----------

                  (d)      25% of annual capital reserve ($0.15 per square foot)                    $
                                                                                                     ----------

                  (e)      NET OPERATING INCOME (sum of (a) less (b) less (c)
                           less (d))                                                                $
                                                                                                     ----------

------------
(1) Include only Properties not subject to a Mortgage.

                                                                      SCHEDULE 7

                     CONSOLIDATED UNSECURED SENIOR DEBT(1)


                                                          INTEREST      FINAL
                                                           RATE(2)    MATURITY      TOTAL
                                                          --------    --------    ---------

      MONEY BORROWED
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------

                               Total Money Borrowed                               $
                                                                                  ---------

      DEFERRED PURCHASE PRICE(3)
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------
                                                                                  $
      ----------------------------------------------      --------    --------    ---------

                      Total Deferred Purchase Price                               $
                                                                                  ---------

      CAPITAL LEASES IN WHICH BORROWER IS THE TENANT
                                                                                  $
      ------------------------------------------------------------------------    ---------
                                                                                  $
      ------------------------------------------------------------------------    ---------
                               Total Capital Leases

        REDEEMABLE PREFERRED STOCK
                                                                                  $
                                                                                  ---------

                                                                                  $
              The Redeemable Preferred Stock                                       ---------

      LETTER OF CREDIT REIMBURSEMENT OBLIGATIONS
                                                                                  $
      ------------------------------------------------------------------------    ---------
                                                                                  $
      ------------------------------------------------------------------------    ---------
                             Total Letter of Credit
                          Reimbursement Obligations                               $
                                                                                  ---------


-------------
(1) Include only Debt secured by a Mortgage and not subordinated to other Consolidated Debt. The Borrower/Parent may substitute its own internal spreadsheet for this Schedule, so long as it contains the relevant information.
(2) If rate is fixed, insert contract rate. If rate is floating, state that.
(3) Exclude trade accounts payable in the ordinary course of business.

      DEBT OF OTHERS SECURED BY A LIEN
                                                                                  $
      ------------------------------------------------------------------------    -------------
                                                                                  $
      ------------------------------------------------------------------------    -------------

                               Total Debt of Others
                                  Secured by a Lien                               $
                                                                                  -------------

      HEDGING ARRANGEMENTS
                                                                                  $
      ------------------------------------------------------------------------    -------------
                                                                                  $
      ------------------------------------------------------------------------    -------------

                    Total Hedging Arrangements                                    $
                                                                                  -------------

      FORWARD CONTRACTS FOR PURCHASE OF
                      EQUITY SECURITIES
                                                                                  $
      ------------------------------------------------------------------------    -------------
                                                                                  $
      ------------------------------------------------------------------------    -------------


     GUARANTEE OF DEBT OF PERSONS OTHER THAN BORROWER AND GUARANTOR

      -------------------------------------     --------------    ------------    -------------

      -------------------------------------     --------------    ------------    -------------

      -------------------------------------     --------------    ------------    -------------

      -------------------------------------     --------------    ------------    -------------

      -------------------------------------     --------------    ------------    -------------

                     TOTAL CONSOLIDATED
                            SENIOR DEBT                                           $
                                                                                  -------------

                                                                      SCHEDULE 8

                           CONSOLIDATED FIXED CHARGES


_____ quarter _____
         Consolidated Interest Expense                                                         $
                                                                                                ---------
         plus Dividends paid or declared but not paid on preferred stock                       $
                                                                                                ---------
         plus scheduled principal amortization paid(1)                                         $
                                                                                                ---------
         plus other payments on ground leases                                                  $
                                                                                                ---------

                  Total                                                                        $
                                                                                                ---------

Consolidated Fixed Charges from 3 immediately preceding
Fiscal Quarters, as reported in prior Compliance Certificates                                  $
                                                                                                ---------

                  Total                                                                        $
                                                                                                ---------

                  Consolidated Fixed Charges                                                   $
                                                                                                =========


------------
(1)Exclude principal payments under this Agreement or any other agreement pertaining to revolving debt permitted by Section 5.19(iii) and any balloon, bullet or similar payments on other Debt.

                                                                       EXHIBIT G


                              IRT PROPERTY COMPANY

                               CLOSING CERTIFICATE


                  Reference is made to the Credit Agreement (the "Credit Agreement") dated as of November 1, 1999, among IRT Property Company, the Banks listed therein, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 3.01(e) of the Credit Agreement, James G. Levy, the duly authorized Senior Vice President of IRT Property Company hereby certifies to the Administrative Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

                  Certified as of November 1, 1999.



                                          By:
                                             -----------------------------------
                                             James G. Levy
                                             Senior Vice President

                                                                       EXHIBIT H

                              IRT PROPERTY COMPANY

[NOTE:  A SIMILAR CERTIFICATE SHOULD BE PREPARED FOR EACH
GUARANTOR AND WITH RESPECT TO THE GUARANTY.]

                              OFFICER'S CERTIFICATE


                  The undersigned, __________________________________,
______________________, Secretary of IRT Property Company, a Georgia corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of November 1, 1999 among the Borrower, Wachovia Bank, N.A. as Administrative Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

                  1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of ________________, the Borrower's state of incorporation.

                  2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

                  3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ____________ ___, 1999 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

                  4. __________________, who is ______________________ of the
         Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

                  IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of November 1, 1999.

                                                                       EXHIBIT I

                           MONEY MARKET QUOTE REQUEST


Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Syndications Group

         Re:      Money Market Quote Request

                  This Money Market Quote Request is given in accordance with
Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of November 1, 1999, among IRT Property Company(1), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                  The Borrower hereby requests that the Administrative Agent obtain quotes for a Money Market Borrowing based upon the following:

                  1. The proposed date of the Money Market Borrowing shall be ______________, 19_____ (the "Money Market Borrowing Date").(2)

                  2. The aggregate amount of the Money Market Borrowing shall be $___.(3)

                  3. The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be _____ days.(4)

-        All numbered footnotes appear on the last page of this Exhibit I.

                                          Very truly yours,

                                          IRT PROPERTY COMPANY(5)


                                          By:
                                             -----------------------------------
                                             Title:
                                                           Dated:
                                                                 ---------------


---------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.
(2)      The date must be a Euro-Dollar Business Day.
(3) The amount of the Money Market Borrowing is subject to Section 2.03(a) and (b).
(4) The Stated Maturity Dates are subject to Section 2.03(b)(iii). The Borrower may request that up to 2 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.
(5) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                                                                       EXHIBIT J

                               MONEY MARKET QUOTE


Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Syndications Group


         Re:      Money Market Quote to IRT Property Company

                  This Money Market Quote is given in accordance with Section 2.03(c) of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of November 1, 1999, among IRT Property Company(1) (the "Borrower"), the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. Terms defined in the Credit Agreement are used herein as defined therein.


                  In response to the Borrower's Money Market Quote Request dated ________________, 19___, we hereby make the following Money Market Quote on the following terms:


                  1.       Quoting Bank:


                  2.       Person to contact     at Quoting Bank:


                  3.       _______________________________________ Date of Money
                           Market Borrowing:(2)

                  4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:


              MAXIMUM            STATED
             PRINCIPAL          MATURITY              RATE
             AMOUNT(3)           DATE(4)           PER ANNUM(5)
             ---------          --------           ------------


----------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.
(2)      As specified in the related Money Market Quote Request.
(3) The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $1,000,000 or a larger integral multiple of $500,000.
(4)      The Stated Maturity Dates are subject to Section 2.03(b)(iii).
(5)      Subject to Section 2.03(c)(ii)(C).

                  We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).


                                              Very truly yours,

                                              [Name of Bank]


                                              By:
                                                 -------------------------------
                                                 Authorized Officer
Dated:
      ------------------

                                                                       EXHIBIT K

                          Form of Designation Agreement

                        Dated __________________, _______

                  Reference is made to that certain Credit Agreement dated as of November 1, 1999 (as amended prior to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among IRT Property Company(1), as the Borrower, the Banks parties thereto, Wachovia Bank, N.A., as the Administrative Agent (the "Administrative Agent") and First Union National Bank, as Syndication Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

                  [NAME OF DESIGNATING BANK] (the "Designating Bank") and [NAME OF DESIGNEE] (the "Designee") agree as follows:

                  1. Pursuant to Section 9.08(g) of the Credit Agreement, the Designating Bank hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 2.03(h) of the Credit Agreement. Any assignment by Designating Bank to Designee of its rights to make a Money Market Loan pursuant to such Section 2.03(h) shall be effective at the time of the funding of such Money Market Loan and not before such time.

                  2. Except as set forth in Section 7, below, the Designating Bank makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

                  3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Sections 4.04 and 5.01(a) and (b) (for periods for which such financial statements are available) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, the Designating Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bank; (d) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative

------------
(1)Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

         Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

                  4. The Designee hereby appoints the Designating Bank as Designee's Administrative Agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consent of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

                  5. Following the execution of this Designation Agreement by the Designating Bank and its Designee, it will be delivered to the Borrower for acknowledgment and to the Administrative Agent for acknowledgment and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acknowledgment hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

                  6. The Designating Bank and, by execution of their respective acknowledgments below, the Borrower and the Administrative Agent, each hereby (i) acknowledges that the Designee is relying on the non-petition provisions of Section 9.19 of the Credit Agreement as agreed to by all signatories thereto and (ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and done day after the payment in full of the latest maturing commercial paper note issued by the Designee.

                  7. The Designating Bank unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or mature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designating Bank shall not be liable for any portion of such Liabilities, obligations, Losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

                  8. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Money Market Loans as a Designated Bank pursuant to Section 2.03(h) of the Credit Agreement and the rights and obligations of a Designated Bank related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Bank which is not otherwise required to repay obligations of the Designee Bank which re then due and payable. Notwithstanding the foregoing, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent and the Banks for each and every of the obligations of the Designee and the Designating Bank with respect to the Credit Agreement, including, without limitation, any indemnification obligations under
         Section 7.05 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

                  9. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of [Georgia][New York][other jurisdiction chosen by Designating Bank and Designated Bank].

                  10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

                  IN WITNESS WHEREOF, the Designating Bank and the Designee intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.


                                    [NAME OF DESIGNATING BANK]
                                    as Designating Bank

                                    By:
                                       -----------------------------------------
                                       Title:

                                    [NAME OF DESIGNEE], as Designee

                                    By:
                                       -----------------------------------------
                                       Title:

                                    Lending Office (and address for notices):

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

Acknowledged this ____ day                       Acknowledged this ____ day
of ______________ ____, ____                     of ______________ __, ____
(the Effective Date)

WACHOVIA BANK, NA                                IRT PROPERTY COMPANY(1)
As the Administrative Agent                      as the Borrower


By:                                              By:
   ------------------------------                   ----------------------------
   Title                                            Title:



---------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                                                                       EXHIBIT L

                           BORROWING BASE CERTIFICATE


                  Reference is made to the Credit Agreement dated as of November 1, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among IRT Property Company(1), Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section [3.01(h)][5.01(k)] of the Credit Agreement, ______________, the duly authorized __________________ of the
Borrower, hereby certifies to the Administrative Agent and the Banks that the calculation of the Borrowing Base contained in this Borrowing Base Certificate is true, accurate and complete in all material respects as of __________, ______ and that, as to the Non-Wholly Owned Eligible Property, the Borrower and/or the Guarantors control the operation and management of, and have the controlling interest in, such Property, which is [75%], as of the dated hereof.

                  The calculation of the Borrowing Base is as follows:

                  (a)    Net Operating Income(2) for the 3 month period ending on
                         the last day of the Fiscal Quarter just ended prior to
                         the date of determination, from each Eligible
                         Unencumbered Stabilized Property(3)                                      $
                                                                                                   ----------

                  (b)    (a) divided by 0.0975                                                    $
                                                                                                   ----------

                  (c)    4 times (b)                                                              $
                                                                                                   ----------

                  (d)    0.60 times (c)                                                           $
                                                                                                   ----------

                  (e)    book value of Construction in Progress on all Eligible Properties        $
                                                                                                   ----------

                  (f)    0.50 times (e)                                                           $
                                                                                                   ----------

                  (g)    lesser of (f) and $20,000,000                                            $
                                                                                                   ----------
                  (h)    acquisition cost of Eligible Unencumbered Stabilized
                         Property not owned for the entire 3 month period                         $
                                                                                                   ----------

----------
(1) Change to IRT Partner L.P. after satisfaction of all Top Level Reorganization Conditions.
(2) For the Non-Wholly Owned Eligible Property, include only the Non-Wholly Owned Eligible Property Percentage thereof.
(3) Exclude percentage rents received during such 3 month period, but include an amortized value for percentage rents received during the current Fiscal Year.

                  (i)    0.60 times (h)                                                           $
                                                                                                   ----------

                  BORROWING BASE: sum of (d), plus (g), plus (i)                                  $
                                                                                                   ----------


                                               IRT PROPERTY COMPANY(1)



                                               By:
                                                  ------------------------------
                                                  [CHAIRMAN] [VICE CHAIRMAN]
                                                  [PRESIDENT] [TREASURER]


------------
(1) Change to IRT Partners L.P. after satisfaction of all Top Level Reorganization Conditions.

                                                                       EXHIBIT M




                           LIST OF ELIGIBLE PROPERTIES



             Property                                    City          State
---------------------------------------            -----------------   -----

Abbeville Plaza                                    Abbeville            SC
Alafaya Commons                                    Orlando              FL
Ambassador Row                                     Lafayette            LA
Ambassador Row Courtyard                           Lafayette            LA
Asheville Plaza                                    Asheville            NC
Bay Pointe Plaza                                   St. Petersburg       FL
Bluebonnet Village                                 Baton Rouge          LA
The Boulevard                                      Lafayette            LA
Carolina Place                                     Hartsville           SC
Centre Pointe Plaza                                Smithfield           NC
Chadwick Square                                    Hendersonville       NC
Charlotte Square                                   Port Charlotte       FL
Chastain Square                                    Atlanta              GA
Chelsea Place                                      New Port             FL
                                                   Richey
Chester Plaza                                      Chester              SC
Chestnut Square                                    Brevard              NC
Colony Square                                      Fitzgerald           GA
Commerce Crossing                                  Commerce             GA
Country Club Plaza                                 Slidell              LA
Countryside Shops                                  Cooper City          FL
The Crossing                                       Slidell              LA
Daniel Village                                     Augusta              GA
Delchamps Plaza                                    Pascagoula           MS
Douglas Commons                                    Douglasville         GA
Eden Centre                                        Eden                 NC
Elmwood Oaks                                       Harahan              LA
Fairview Oaks                                      Ellenwood            GA
Forest Hills Centre                                Wilson               NC
Forrest Gallery                                    Tullahoma            TN
Ft. Walton Beach Plaza                             Ft. Walton           FL
                                                   Beach
The Galleria                                       Wrightsville         NC
                                                   Beach

             Property                                    City          State
---------------------------------------            -----------------   -----

Grassland Crossing                                 Alpharetta           GA
Greenwood Shopping Center                          Palm Springs         FL
Gulf Gate Plaza                                    Naples               FL
Harris Teeter                                      Lexington            VA
Heritage Walk                                      Milledgeville        GA
Hoffner Plaza                                      Orlando              FL
Lancaster Plaza                                    Lancaster            SC
Lancaster Shopping Center                          Lancaster            SC
Lawrence Commons                                   Lawrenceburg         TN
Mableton Crossing                                  Mableton             GA
Macland Pointe                                     Marietta             GA
Madison Centre                                     Huntsville           AL
Market Place Shopping Center                       Norcross             GA
McAlpin Square                                     Savannah             GA
Millervillage Shopping Center                      Baton Rouge          LA
New Smyrna Beach Regional                          New Smyrna           FL
                                                   Beach
North River Village                                Ellenton             FL
North Village Center                               N. Myrtle            SC
                                                   Beach
Old Kings Commons                                  Palm Coast           FL
Palm Gardens                                       Largo                FL
Parkmore Plaza                                     Milton               FL
Paulding Commons                                   Dallas               GA
Pensacola Plaza                                    Pensacola            FL
Pinhook Plaza                                      Lafayette            LA
Plaza Acadienne                                    Eunice               LA
Plaza North                                        Hendersonville       NC
Powers Ferry                                       Marietta             GA
Providence Square                                  Charlotte            NC
Riverside Square                                   Coral Springs        FL
Riverview                                          Durham               NC
Salisbury Marketplace                              Salisbury            NC
Scottsville Square                                 Bowling              KY
                                                   Green
Seven Hills                                        Spring Hill          FL
Shelby Plaza                                       Shelby               NC
Sherwood South                                     Baton Rouge          LA
Shoppes of Lago Mar                                Miami                FL
Shoppes of Silverlakes I                           Pembroke             FL
                                                   Pines
Shoppes of Silverlakes II                          Pembroke             FL
                                                   Pines
Siegen Village                                     Baton Rouge          LA
Smyrna Village                                     Smyrna               TN

             Property                                    City          State
---------------------------------------            -----------------   -----

Smyth Valley Crossing                              Marion               VA
South Beach Regional                               Jacksonville         FL
                                                   Beach
Spalding Village                                   Griffin              GA
Spring Valley Commons                              Columbia             SC
Stadium Plaza                                      Phenix City          AL
Stanley Market Place                               Stanley              NC
Tamarac Town Square                                Tamarac              FL
Tarpon Heights                                     Galliano             LA
Thomasville Commons                                Thomasville          NC
Town & Country                                     Kissimmee            FL
Treasure Coast                                     Vero Beach           FL
Venice Plaza                                       Venice               FL
Village at Northshore                              Slidell              LA
Walton Plaza                                       Augusta              GA
Waterlick Plaza                                    Lynchburg            VA
Watson Central                                     Warner Robins        GA
Wesley Chapel Crossing                             Decatur              GA
West Gate Plaza                                    Mobile               AL
West Towne Square                                  Rome                 GA
Westgate Square                                    Sunrise              FL
Williamsburg at Dunwoody                           Dunwoody             GA
Willowdaile                                        Durham               NC

Industrial Buildings (4101 S. I-85)                Charlotte            NC
Miramar Land                                       Miramar              FL
Regency Square                                     Port Richey          FL

Lawrence County                                    Sybene               OH
Grand Marche                                       LaFayette            LA
Old Phoenix National Bank                          Medina               OH
                                                   County
Wal-Mart Stores, Inc.-Matthews                     Mathews              LA
Wal-Mart Stores, Inc.-Marble Falls                 Marble Falls         TX

                                                                       EXHIBIT N


                           FORM OF GUARANTY AGREEMENT


                  THIS GUARANTY (this "Guaranty") is made as of November 1, 1999, by IRT Capital Corporation II, a Georgia corporation, IRT PARTNERS L.P., a Georgia limited partnership, IRT MANAGEMENT COMPANY, a Georgia corporation and IRT ALABAMA, INC., an Alabama corporation (each individually a "Guarantor," and collectively, the "Guarantors," which terms shall include (x) any subsidiary of IRT Property Company or, after the Top Level Reorganization, of IRT Property Company as the Parent) which becomes a Guarantor pursuant to Paragraph 25 hereof and Section 5.27 of the Credit Agreement referred to below and (y) after the Top Level Reorganization, the Parent pursuant to Paragraph 25 hereof and Section
5.28 of the Credit Agreement) in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                              W I T N E S S E T H :

                  WHEREAS, IRT Property Company, a Georgia corporation (the "Borrower") and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent, and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of November 1, 1999 (as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower for the benefit of the Guarantors;

                  WHEREAS, it is required by Section 3.01(b) of the Credit Agreement, that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents (as they may be amended, modified or extended from time to time, the "Guaranteed Agreements"); and

                  WHEREAS, in consideration of the financial and other support that the Borrower has provided and (after the Top Level Reorganization, the Parent will provide), and such financial and other support as the Borrower and the Parent may in the future provide, to Guarantors, as well, as to the Parent, the benefits which it receives from the financial accommodations which the Borrower has received and will receive pursuant to the Credit Agreement, whether directly or indirectly, and in order to induce the Banks and the Administrative Agent to enter into the Credit Agreement, the Guarantors are willing to guarantee the payment and performance of all obligations under the Guaranteed Agreements, including all principal, interest, fees, costs, and compensation and indemnification amounts (collectively, the "Obligations"); and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall be used as defined in the Credit Agreement;

                  NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby unconditionally and jointly and severally guarantees to the Banks and the Administrative Agent full and prompt payment and performance when due whether at maturity, by acceleration or otherwise, of all Obligations. Each of the Obligations shall rank pari passu with each other Obligation. Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

                  The Guarantors and (pursuant to Section 9.20 of the Credit Agreement) the Banks and the Administrative Agent hereby further agree that:

         1. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to a Subsidiary contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement.

         2. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, that the Guarantors will
(i) fully comply with those covenants applicable to the Subsidiaries or Guarantors set forth in Article V.

         3. Obligations Several. Regardless of whether any other Guarantor, proposed guarantor or any other Person or Persons is, are or shall become in any other way responsible to the Banks and the Administrative Agent, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Banks and the Administrative Agent, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty is and shall continue to be a several obligation (as well as a joint one), shall be a continuing guaranty and shall be operative and binding. Each Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Obligations shall have been paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement, but subject to the provisions of Paragraph 10 hereof.

         4. Guaranty Final. Upon the execution and delivery of this Guaranty to the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by each Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting such Guarantor's liability, and no statement, representation, agreement or promise on the part or the Banks, the Administrative Agent, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or has induced the making hereof or shall be deemed in any way to affect such Guarantor's liability hereunder. The Guarantors' obligations hereunder shall remain in full force and effect until all Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired.

         5. Amendment and Waiver. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

         6. Dealings with Borrower. The Banks and the Administrative Agent, or any of them, may, from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Banks and the Administrative Agent, or any of them, may deem proper, consistent with the Credit Agreement, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any Guarantor or other guarantor or obligor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Banks and the Administrative Agent, or any of them, or (iii) consistent with the Credit Agreement, amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Banks and the Administrative Agent, or any of them, may consider expedient or appropriate in their sole discretion. Without timing the generality of the foregoing, or of Paragraph 7 hereof, it is understood that the Banks and the Administrative Agent, or any of them, may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Banks and the Administrative Agent, or any of them, may deem expedient, consistent with the Credit Agreement, all without notice to any Guarantor.

         7. Guaranty Unconditional. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantors, the Banks and the Administrative Agent that the covenants, agreements and all liabilities and obligations of the Guarantors hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a Guarantor or surety or guarantor, or by reason of any waiver, omission of the Banks and the Administrative Agent, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Banks and the Administrative Agent, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrower, the Banks, and the Administrative Agent, or any of them, or any other Guarantor or guarantor or surety, and each Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

         8. Set-off. The Banks and the Administrative Agent, or any of them, may, without demand or otherwise of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantors, if the Borrower shall not have timely paid its Obligations, set off and appropriate and apply any and all deposits (general or special, time or demand, including, bot not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other indebtedness at any time held or owing by the Banks or such holder to or for the credit or the account of the Borrower, against and on account of the obligations and liabilities of the Borrower, to the Banks or such holder under the Credit Agreement, the Notes and any other Loan Document, including, but not limited to, all claims of any nature or description arising out of or connected with the Credit Agreement, the Notes or any other Loan Document, irrespective of whether or not (a) the Banks or the holders of the Notes shall have made any demand hereunder or (b) the Administrative Agent or the Banks shall have declared the principal of and interest on the Loans, Notes and other amounts due under the Credit Agreement to be due and payable and although said Obligations and liabilities, or any them, shall be contingent or unmatured. Upon direction by the Administrative Agent, with the consent of the Required Banks, after the Termination Date (whether by reason of acceleration or otherwise), each Bank and the Administrative Agent holding deposits of any Guarantor shall exercise its set-off rights as so delivered.

         9. Bankruptcy. Each Guarantor agrees that upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Subsidiary of the Borrower (other than such Guarantor) or of any other Guarantor or surety or guarantor for the Obligations, the rights of the Banks and the Administrative Agent, or any of them, against such Guarantor shall not be affected or impaired by the omission of the Banks and the Administrative Agent, or any of them, to prove its or their claim, as appropriate, or to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Banks and the Administrative Agent may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Banks and the Administrative Agent, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Banks, and the Administrative Agent of such Guarantor. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower, any other Guarantor or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         10. Application of Payments. The Banks and the Administrative Agent, pursuant to Section 9.20 of the Credit Agreement, acknowledge and agree that to the extent the Credit

Agreement and any of the Existing Senior Obligations (as defined below) are then in default, any funds, payments, claims or distributions (the "Guaranty Proceeds") actually received hereunder shall be made available for distribution equally and ratably (based on the principal amounts then outstanding) among (a) the holders of the Obligations and (b) the holders of the Existing Senior Obligations. For purposes hereof, "Existing Senior Obligations" shall mean indebtedness for money borrowed, owed or guaranteed in connection with any public, unsecured and non-subordinated indebtedness for money borrowed of the Borrower issued in offerings registered under the Securities Act of 1933 or in placements exempt from registration pursuant to Rule 144A or Regulations thereunder or otherwise, which is outstanding on the Closing Date. This Paragraph 10 shall not apply to any payments, funds, claims or distributions received by the Administrative Agent or the Banks directly or indirectly from the Borrower or any other Person other than from any of the Guarantors hereunder. Each Guarantor acknowledges and agrees with the Administrative Agent and the Banks as follows:

                  (a) To the extent any Guaranty Proceeds are distributed to the holders of the Existing Senior Obligations, the Obligations shall not be deemed reduced by any such distribution, and the Guarantors will continue to make payments pursuant to this Guaranty until such time as the Obligations have been paid in full after taking into effect any distributions of Guaranty Proceeds to the holders of Existing Senior Obligations;

                  (b) Nothing contained herein shall be deemed to limit, modify or alter the rights of the Administrative Agent or any of the Banks or be deemed to subordinate the Obligations to the Existing Senior Obligations, nor give to any holder of Existing Senior Obligations any rights or subrogation;

                  (c) Nothing contained herein shall be deemed for the benefit of any holders of Existing Senior Obligations nor shall anything be construed to impose on the Administrative Agent or any of the Banks any fiduciary duties, obligations or responsibilities to the holders of the Existing Senior Obligations; and

                  (d) This Guaranty is for the sole benefit of the Administrative Agent and the Banks and their respective successors and assigns, and any amounts received by the Banks and the Administrative Agent, or any of them, from whatsoever source and applied toward the payment of the Obligations shall be supplied in such order of application as is set forth in the Credit Agreement.

         11. Waivers by Guarantor. Each Guarantor hereby expressly waives: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and (e) all rights of subrogation, indemnification, contribution and reimbursement against the Borrower, all rights to enforce any remedy the Banks and the Administrative Agent, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Banks and the Administrative Agent, or any of them, in respect of the Obligations, even upon payment in full of the Obligations. Any money received by any Guarantor in violation of this Paragraph shall be held in trust by such Guarantor for the benefit of the Banks and the Administrative Agent. If a claim is ever made upon the Banks and the Administrative Agent, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Obligations and such Person repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or (b) any good faith settlement or compromise of any such claim effected by such Person with any such claimant, including the Borrower, then in such event such Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and such Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         12. Assignment by the Banks or the Administrative Agent. To the extent permitted under the Credit Agreement, the Banks and the Administrative Agent may each, and without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

         13. Remedies Cumulative. No delay by the Banks and the Administrative Agent, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Banks and the Administrative Agent, or any of them of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Banks and the Administrative Agent, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Banks and the Administrative Agent notwithstanding any right or power of any third party, individually or in the name of the Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

         14. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Banks and the Administrative Agent. Each Guarantor agrees that it shall not assign its rights or obligations under this Guaranty without the consent of the Administrative Agent and all the Banks, nor shall such Guarantor amend this Guaranty, without the consent of the Administrative Agent and the Required Banks.

         15. Miscellaneous. This is a Guaranty of payment and not of collection. In the event of a demand upon any Guarantor under this Guaranty, such Guarantor shall be held and bound to the Banks and the Administrative Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including attorneys' fees and expenses, incurred by the Banks and the Administrative Agent, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Banks and the Administrative Agent, or any of them, may wish to give shall be served upon the Guarantors in the fashion prescribed for notices in Section 9.01 of the Credit Agreement in care of the Borrower at the address for the Borrower set forth in or otherwise provided pursuant to Section 9.01 of the Credit Agreement, and the notice so sent shall be deemed to be served as set forth in Section 9.01 of the Credit Agreement. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Banks and may not be relied upon or enforced by any other Person without the express written consent of the Banks and the Administrative Agent.

         16. Loans Benefit Guarantors. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Banks and the Administrative Agent, or any of them, to the Borrower, including without limitation the extension of the Loans, are and will be of direct interest, benefit and advantage to such Guarantor.

         17. Solvency. Each Guarantor expressly represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by the Loan Documents (including the Contribution Agreement) (i) the capital of such Guarantor will not be unreasonably small to conduct its business; (ii) such Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iii) the present fair salable value of the assets of such Guarantor is greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Paragraph 17, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed secured or unsecured.

         18. Visits and Inspections. Each Guarantor covenants and agrees that so long as any amount is owing on account of Obligations or otherwise pursuant to this Guaranty, such Guarantor shall permit representatives of the Banks and the Administrative Agent, or any of them, to visit and inspect properties of such Guarantor during normal business hours after reasonable notice, inspect such Guarantor's books and records and discuss with the principal officers of such Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

         19. Governing Law. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of Georgia applicable to contracts made and to be performed in the State of Georgia.

         20. Jurisdiction and Venue. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, each Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Northern District of Georgia on the date of this Guaranty. Each Guarantor hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing or transmitting by telecopier a copy of such process to the offices of the Borrower, as set forth in or otherwise provided pursuant to
Section 9.01 of the Credit Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. Each Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law.

         21. Waiver of Jury Trial. Each Guarantor waives, to the fullest extent permitted by law, any right to a trial by jury in any proceeding arising out of this Guaranty.

         22. Time of the Essence. Time is of the essence with regard to the Guarantor's performance of its obligations hereunder.

         23. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of itself and all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of itself and all the Banks.

         24. Taxes. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to Section 2.13(c) of the Credit Agreement.

         25. Additional Guarantors; Release of Guarantors. Section 5.27 of the Credit Agreement provides that Significant Subsidiaries must become Guarantors by, among other things, executing and delivering to the Administrative Agent a counterpart of this Guaranty. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of this Guaranty shall be a Guarantor for all purposes hereunder. In addition, in the event of a Top Level Reorganization, the Parent must become a Guarantor (and IRT Partners L.P. shall be released as a Guarantor and shall become the Borrower under the Credit Agreement), in order to satisfy the Top Level Reorganization Conditions. Under certain circumstances described in the last sentence of Section 5.05 of the Credit Agreement, Guarantors may obtain from the Administrative Agent a written release from this Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed by their duly authorized officers as of the date first above written.

                                IRT CAPITAL CORPORATION II       (SEAL)


                                By:
                                   --------------------------------------------
                                   Thomas H. McAuley
                                   President


                                IRT PARTNERS L.P.       (SEAL)


                                      By: IRT Property Company, general partner

                                      By:
                                         --------------------------------------
                                         James G. Levy
                                         Senior Vice President

                                IRT MANAGEMENT COMPANY       (SEAL)


                                By:
                                   --------------------------------------------
                                   James G. Levy
                                   Treasurer

                                IRT ALABAMA, INC.       (SEAL)


                                By:
                                   --------------------------------------------
                                   James G. Levy
                                   Treasurer

                                                                       EXHIBIT O

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of November 1, 1999 by and between IRT PROPERTY COMPANY, a Georgia corporation (the "Principal", which term shall include IRT Partners L.P., after the Top Level Reorganization), IRT Capital Corporation II, a Georgia corporation, IRT PARTNERS L.P., a Georgia limited partnership, IRT MANAGEMENT COMPANY, a Georgia corporation, and IRT ALABAMA, INC., an Alabama corporation (collectively, the "Guarantors" and, together with any subsidiary of the Principal or the Parent which becomes a Guarantor pursuant to the last paragraph hereof, Paragraph 25 of the Guaranty referred to below and Section 5.27 of the Credit Agreement referred to below, and together with the Parent, from and after the Top Level Reorganization pursuant to Section 5.28 of the Credit Agreement ). The Principal and each of the Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties."

         W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of even date herewith, among the Principal, the Banks party thereto, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent, and certain other Banks from time to time party thereto (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Principal;

         WHEREAS, as a condition, among others, to the willingness of the Administrative Agent and the Banks to enter into the Credit Agreement, they have required that the Guarantors and each Significant Subsidiary execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Guarantors have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

         WHEREAS, each of the Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Guarantor to enter into the Guaranty, it is agreed as follows:

         To the extent that any Guarantor shall, under the Guaranty, make a payment (a "Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the Principal, such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party, equal to a fraction of such Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

         As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

         This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Guarantor to which such contribution and indemnification is owing.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent. If any Bank grants additional loans to the Principal or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

         Section 5.27 of the Credit Agreement provides that Significant Subsidiaries must become Guarantors, and Subsidiaries which are not Significant Subsidiaries may elect to become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement. Section 5.28 provides that, in the event of a Top Level Reorganization, the Parent must become a Guarantor in order to satisfy the Top Level Reorganization Conditions (and IRT Partners L.P. shall be released as a Guarantor and shall become the Borrower under the Credit Agreement, but shall remain a party hereto as the "Principal"). Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Guarantor for all purposes hereunder. Under certain circumstances described in the last sentence of Section 5.05 of the Credit Agreement, Subsidiaries may obtain from the Administrative Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. Each other Guarantor consents and agrees to any such releases and agrees that no such release shall affect its obligations hereunder, except as to the Subsidiary so released.

         IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                                   IRT PROPERTY COMPANY       (SEAL)


                                   By:
                                      ------------------------------------------
                                      James G. Levy
                                      Senior Vice President


                                   IRT CAPITAL CORPORATION II       (SEAL)


                                   By:
                                      ------------------------------------------
                                      Thomas H. McAuley
                                      President


                                   IRT PARTNERS L.P.       (SEAL)

                                       By: IRT Property Company, general partner

                                       By: -------------------------------------
                                          James G. Levy
                                          Senior Vice President

                                   IRT MANAGEMENT COMPANY       (SEAL)


                                   By:  ----------------------------------------
                                      James G. Levy
                                      Treasurer

                                   IRT ALABAMA, INC.       (SEAL)


                                   By:  ----------------------------------------
                                      James G. Levy
                                      Treasurer

                                                                       EXHIBIT P

                     FORM OF FUNDING INDEMNIFICATION LETTER


                                     [Date]



Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Cathy Casey
Telecopier number: 404-332-4066
Confirmation number: 404-332-5649

                           Re: Proposed credit facilities in the amount of $100,000,000 (the "Proposed Credit Facilities") to be entered into pursuant to Credit Agreement among IRT Property Company, the Banks listed therein and Wachovia Bank, N.A., as Administrative Agent, in substantially the form of the draft thereof dated November __, 1999 (the "Draft Credit Agreement"; capitalized terms which are used but not defined herein have the meanings given them in the Draft Credit Agreement)


Gentlemen:

                  It is anticipated that the Proposed Credit Facilities will close on or about November 1, 1999 (the "Anticipated Closing Date"), and that the Banks will be __________________________, _____________________,
__________________________ and Wachovia Bank, N.A. (collectively, the "Proposed Banks"). Section 2.02 of the Proposed Credit Agreement requires that Notices of Borrowing be given at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing and at least 3 Foreign Currency Business Days before each Foreign Currency Borrowing. Borrowers would like to have the opportunity to obtain Euro-Dollar Borrowings and Foreign Currency Borrowings on the Closing Date, but could of course not comply with such notice provisions with respect thereto.

                  Parent hereby requests that the Administrative Agent and the Proposed Banks, on a one-time basis only, waive the aforesaid notice provisions, and permit Borrowers to obtain Euro-Dollar Borrowings and Foreign Currency Borrowings on the Closing Date in such amounts and currencies, and for such Interest Periods, as have been agreed to by Borrowers and the Administrative Agent and notified to the Proposed Banks by November 1, 1999 (the "Agreed Closing Date Fixed Rate Borrowings"), and in consideration thereof, and for other good and valuable consideration, the receipt of which hereby is acknowledged, to pay to and indemnify and hold harmless each of the Proposed Banks with respect to such amount or amounts as shall compensate each Proposed Bank for any loss, cost or expense incurred by such Proposed Bank as a result of any failure of (i) such Proposed Bank to become a Bank under the Proposed Credit Facilities, or (ii) the Proposed Credit Facilities to close, or (iii) Borrowers to borrow any of the Agreed Closing Date Fixed Rate Borrowings on the Anticipated Closing Date.

                  This indemnification letter is executed and delivered to Wachovia Bank, N.A. as proposed Administrative Agent under the Proposed Credit Facilities, but for the benefit of each of the Proposed Banks, and each of the Proposed Banks shall be entitled to rely on and directly enforce the terms and provisions hereof.

                  This indemnification letter may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                        Sincerely,



                                        IRT PROPERTY COMPANY              (SEAL)




                                        By:
                                           -------------------------------------
                                           Title:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------
                                        Telecopier number:
                                                          ----------------------
                                        Confirmation number:
                                                            --------------------

                                                                       EXHIBIT Q

                            FORM OF JOINDER AGREEMENT


                                     [Date]



Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Cathy Casey
Telecopier number: 404-332-4066
Confirmation number: 404-332-5649

                           Re: Credit Agreement dated as of November 1, 1999 among IRT Property Company, as the Borrower, the Banks listed on the signature pages thereof , Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Syndication Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.


Gentlemen:

        IRT Partners L.P., (the "Replacement Borrower") is accomplishing the Top Level Reorganization, as described in Section 5.28 of the Credit Agreement. In order to satisfy the Top Level Reorganization Conditions, set forth therein, the Replacement Borrower must become the Borrower and, among other things, assume all of the obligations of the Borrower pursuant to the Credit Agreement, the Notes and the other Loan Documents (other than the Guaranty) and execute new Notes.

_________ For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Replacement Borrower and the Administrative Agent (by executing the acceptance at the end thereof, and on its own behalf and on behalf of the Banks) hereby, effective upon consummation of the Top Level Reorganization and satisfaction of the Top Level Reorganization Conditions, agree that (i) the Replacement Borrower shall have all of the rights of the Borrower, and hereby assumes and agrees to discharge all of the duties, obligations, and covenants (and from and after such time makes the representations and warranties) of the Borrower, under the Credit Agreement, the Notes and the other Loan Documents (other than the Guaranty), as fully as if it were the original Borrower thereunder and (ii) shall be the Borrower for all purposes under the Credit Agreement, the Notes and the other Loan Documents (other than the Guaranty). Contemporaneously herewith, the Replacement Borrower is executing and delivering new Notes, as contemplated in Section 5.28 of the Credit Agreement.

                                        IRT PARTNERS L.P.                 (SEAL)


                                        By:
                                           -------------------------------------
                                           Title:
ACCEPTED AND AGREED TO:

WACHOVIA BANK, N.A.,  as Administrative Agent



By:
   ----------------------------
   Title:

                                        ----------------------------------------

                                                                   SCHEDULE 4.08

                                  SUBSIDIARIES


ARTICLE X. NAME                   JURISDICTION OF                 OWNERSHIP
                                  ---------------                 ---------
                                   ORGANIZATION
                                  ---------------

IRT Management Company                Georgia          IRT Property Company owns 100% of the
                                                       equity interests

IRT Alabama, Inc.                     Alabama          IRT Property Company owns 100% of the
                                                       equity interests

IRT Partners L.P.                     Georgia          IRT Property Company owns a 1% general
                                                       partnership interest

                                                       IRT Management Company owns a 92% limited
                                                       partnership interest

                                                       Outside investors collectively own a 7%
                                                       limited partnership interest

VW Mall, Inc.                         Georgia          IRT Property Company owns 100% of the
                                                       equity interests

IRT Capital Corporation II            Georgia          IRT Property Company owns 1% of the voting
                                                       common stock and 96% of the non-voting
                                                       common stock

                                                       Other investors own 99% of the voting
                                                       common stock and 4% of the non-voting
                                                       common stock

IRT Capital Corporation               Georgia          IRT Property Company owns 1% of the voting
                                                       common stock and 96% of the non-voting
                                                       common stock

                                                       Other investors own 99% of the voting
                                                       common stock and 4% of the non-voting
                                                       common stock

                                                                   SCHEDULE 4.14


                              ENVIRONMENTAL MATTERS

         The Borrower is disclosing the following for informational purposes but does not believe any of the following could reasonably be expected to cause a Material Adverse Effect:


1.       Bay Pointe Cleaners
         Bay Pointe Plaza - St. Petersburg, Florida
         Per letter from the Florida Department of Environmental Protection ("FDEP"), this dry cleaning establishment is eligible, and has been ranked, for state-funded remediation.

2.       One Hour Martinizing
         Bluebonnet Village - Baton Rouge, Louisiana
         Louisiana Department of Environmental Quality ("LDEQ") is requiring re-sampling of four (4) monitoring wells. Re-sampling scheduled for 10/01/99. The sampling conducted in 1995 showed that contamination appeared to be isolated in the area directly behind the cleaners and some remediation has been conducted.

3.       Rub-A-Dub-Dub Dry Cleaners
         Charlotte Square - Port Charlotte, Florida
         Per letter dated 4/29/99 from the FDEP, a field investigation was performed and the results showing contamination were forwarded to the FDEP South District Hazardous Waste Program for review.

4.       Mac's Dry Cleaners
         Hoffner Plaza - Orlando, Florida
         This former tenant was listed as being eligible for state-funded cleanup per letter dated 6/16/97.

5.       Kean's The Cleaners
         Millervillage - Baton Rouge, Louisiana
         This dry cleaner is listed as an RCRA small quantity hazardous waste generator.

6.       Gilbre Cleaners
         Pinhook Plaza - Lafayette, Louisiana
         This dry cleaner is listed as an RCRA small quantity hazardous waste generator.

7.       DryClean USA
         Riverside Square - Coral Springs, Florida
         FDEP given permission to enter the property to conduct soil and groundwater sampling on 9/27/99.

8.       Kean's The Cleaners
         Sherwood South - Baton Rouge, Louisiana
         This dry cleaner is listed as an RCRA small quantity hazardous waste generator.

9.       4101 I-85 South Industrial Property
         Charlotte, North Carolina
         Remediation related to historical operations in progress under North Carolina oversight. The remediation is currently expected to be completed by year-end 1999.

10.      Kash `N Karry
         Venice Plaza - Venice, Florida
         This tenant formerly operated UST's on the property and has undertaken and is responsible for all related corrective action.